Prudential Stock Index Fund


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PROSPECTUS DATED JANUARY 23, 1998

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Prudential Stock Index Fund (the Fund) is a series of Prudential Index Series
Fund (formerly Prudential Dryden Fund) (the Company), a diversified, open-end, management investment company. The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated January 23, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS

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         The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT IS PRUDENTIAL STOCK INDEX FUND?

         Prudential Stock Index Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Company is a diversified, open-end, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

         The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?


         The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause the Fund's return to be lower than the return of the S&P 500 Index. See "How the Fund Invests--Investment Objective and Policies" at page 7.

         The Fund may engage in various hedging and return enhancement strategies and use derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 12. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


 WHO MANAGES THE FUND?

         Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of the Company and is compensated for its services at an annual rate of
 .30 of 1% of average daily net assets of the Fund. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 13 and "How the Fund is Managed--Subadviser" at page 13.


 WHO DISTRIBUTES THE FUND'S SHARES?


         Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. The Distributor incurs the expense of distributing the Fund's shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 14.

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                                       2
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WHAT IS THE MINIMUM INVESTMENT?

         There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of the Fund" at page 18 and "Shareholder Guide--Shareholder Services" at page 22.


HOW DO I PURCHASE SHARES?

         You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Class Z shares of the Fund are offered to (i) investors who purchase $1 million or more of shares of the Fund (or who already own $1 million of shares of other Prudential Mutual Funds), (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential), for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. Class I shares are offered to pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code, provided that a plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Fund. See "How the Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 18.


WHAT ARE MY PURCHASE ALTERNATIVES?

The Fund offers two classes of shares, Class Z and Class I shares, that are sold without an initial sales charge or contingent deferred sales charge to a limited group of investors. Class I shares must be held in an omnibus account and are subject to nominal transfer agency fees or expenses. Shares of the Fund are not subject to any ongoing service or distribution expenses.

 HOW DO I SELL MY SHARES?

         You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page 20.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

         The Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 15.


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                                       3
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                                  FUND EXPENSES

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SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases ...........................    None
   Maximum Deferred Sales Load .......................................    None
   Maximum Sales Load Imposed on Reinvested Dividends ................    None
   Redemption Fees ...................................................    None
   Exchange Fee ......................................................    None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)

                                                            CLASS Z    CLASS I
                                                             SHARES     SHARES
   Management Fees ......................................    .30%        .30%
   12b-1 Fees ...........................................    None        None
   Other Expenses (After Reimbursement) .................    .10%        .00%
                                                             ----        ----
   Total Fund Operating Expenses (After Reimbursement) ..    .40%        .30%
                                                             ====        ====

                                                        1      3      5     10
EXAMPLE                                                YEAR  YEARS  YEARS  YEARS
                                                       ----  -----  -----  -----
You would pay the following expenses on a $1,000 investment, assuming

  (1) 5% annual return and (2) redemption at the
  end of each time period:
      Class Z .......................................   $4    $13    $22   $51
      Class I .......................................   $3    $10    $17   $38


         The above example is based on expenses incurred during the fiscal year ended September 30, 1997, as reduced by the Manager's expense reimbursement. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

------------
* The Manager has agreed to reimburse the Fund so that Total Fund Operating Expenses do not exceed .40% and .30%, respectively, for Class Z and Class I shares of the Fund. Total Fund Operating Expenses before reimbursement are estimated to be .48% and .38%, respectively, of the average net assets of Class Z and Class I shares of the Fund.

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                              FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)

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         The following financial highlights for the year ended September 30,
1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended September 30, 1996 and the period from November 5, 1992 through September 30, 1993, have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide
-- Shareholder Services -- Reports to Shareholders."


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

                                                                        CLASS Z
                                             --------------------------------------------------------------
                                                                                                NOVEMBER 5,
                                                                                                  1992(a)
                                                         YEAR ENDED SEPTEMBER 30,                 THROUGH
                                             -----------------------------------------------     SEPTEMBER
                                               1997*        1996         1995         1994        30,1993
                                             --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......  $  16.06     $  14.22     $  11.27     $  11.12     $  10.00
                                             --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b) ..................       .46          .25          .23          .26          .23
Net realized and unrealized gain
  on investment transactions ..............      5.75         2.44         2.97          .11          .94
                                             --------     --------     --------     --------     --------
    Total from investment operations ......      6.21         2.69         3.20          .37         1.17
                                             --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......      (.26)        (.28)        (.22)        (.18)        (.05)
Distributions from net realized gains .....      (.15)        (.57)        (.03)        (.04)          --
                                             --------     --------     --------     --------     --------
    Total distributions ...................      (.41)        (.85)        (.25)        (.22)        (.05)
                                             --------     --------     --------     --------     --------
Net asset value, end of period ............  $  21.86     $  16.06     $  14.22     $  11.27     $  11.12
                                             ========     ========     ========     ========     ========
TOTAL RETURN(d): ..........................     39.34%       19.72%       29.02%        3.33%       11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...........  $185,881     $184,379     $101,945     $ 50,119     $ 27,142
Average net assets (000) ..................  $254,644     $142,540     $ 71,711     $ 38,098     $ 18,807
Ratios to average net assets(b):
  Expenses ................................       .46%         .60%         .60%         .60%         .60%(c)
  Net investment income ...................      1.66%        1.92%        2.55%        2.34%        2.41%(c)
Portfolio turnover rate ...................         5%           2%          11%           2%           1%
Average commission rate paid per share ....  $ 0.0250     $ 0.0250          N/A          N/A          N/A

----------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A-Data not required for these periods.
*   Effective  October 30, 1996, PIFM succeeded  Prudential  Institutional
    Fund Management, Inc. as manager of the Fund.

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                                       5


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                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS I SHARES)

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         The following financial highlights have been audited by Price
Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class I share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

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                                                                 CLASS I
                                                              -------------
                                                                AUGUST 1,
                                                                 1997(a)
                                                                 THROUGH
                                                              SEPTEMBER 30,
                                                                  1997
                                                              ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................    $  21.87
                                                               --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(d) ..................................         .06
Net realized and unrealized gain (loss) on
  investment transactions                                          (.06)
                                                               --------
 Total from investment operations .........................          --
                                                               --------
LESS DISTRIBUTIONS:

Dividends from net investment income ......................          --
Distributions from net realized gains .....................          --
                                                               --------
 Total distributions ......................................          --
                                                               --------
Net asset value, end of period ............................    $  21.87
                                                               ========
TOTAL RETURN(b): ..........................................           0%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ...........................    $312,127
Average net assets (000) ..................................    $296,788
Ratios to average net assets: (d)

 Expenses .................................................         .30%(c)
 Net investment income ....................................        1.73%(c)

Portfolio turnover rate ...................................           5%

Average commission rate paid per share ....................    $ 0.0250

----------
(a) Commencement of offering of Class I shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy.

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                                       6


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                              HOW THE FUND INVESTS

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INVESTMENT OBJECTIVE AND POLICIES

         THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

         The Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

         The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser for the Fund, using a "passive" or indexing approach, will attempt to approximate the investment performance of the S&P 500 Index by purchasing equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase a statistically selected sample of the 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

         The Fund may not hold all of the issues that comprise the S&P 500
Index because of the costs involved. Instead, the Fund will attempt to hold a representative sample of the securities in the Index, which will be selected utilizing a statistical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Fund's portfolio is constructed so that, in the aggregate, the capitalization, industry and fundamental investment characteristics resemble those of the S&P 500 Index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the Index.

         The investment adviser believes that this investment approach will provide an effective method of tracking the performance of the S&P 500 Index. Nevertheless, the investment adviser does not expect that the Fund's performance will precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The investment adviser will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of the Fund and that of the S&P 500 Index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other Fund expenses, may cause the Fund's return to be lower than the return of the S&P 500 Index. Consequently, there can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

         The Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

         Options, futures contracts, and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

         In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund may also (i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.

         THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES OF THE COMPANY (TRUSTEES).

  EQUITY AND EQUITY-RELATED SECURITIES

         THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES AND THE VALUE OF THE FUND'S INVESTMENTS WILL GO UP AND DOWN WITH THE PERFORMANCE OF THE STOCKS IN THE S&P 500 INDEX.

         The Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts, and warrants and rights exercisable for equity securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.

         American Depositary Receipts (ADRs) are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.


  SECURITIES OF FOREIGN ISSUERS


         The Fund may invest a portion of its assets in equity securities of foreign issuers denominated in U.S. currency. ADRs are not deemed to be securities of foreign issuers.


         FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS AND THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than
                                       8
about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

  U.S. GOVERNMENT SECURITIES

         The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--U.S. Government Securities" in the Statement of Additional Information.

  MONEY MARKET INSTRUMENTS

         The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

  BORROWING

         The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Borrowing" in the Statement of Additional Information.

  ILLIQUID SECURITIES

         The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by PIFM pursuant to an order of the Commission. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Repurchase Agreements" in the Statement of Additional Information.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

  SECURITIES LENDING

         The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund will not lend more than 30% of the value of its total assets.The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Securities Lending" in the Statement of Additional Information.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

         THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

         THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITY IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX. THESE OPTIONS ARE TRADED ON U.S. EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS
                                       10

PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

         A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or in excess of the exercise price of the option during the period that the option is open.

         A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

         The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

         The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

         THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

         The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments).

         Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts.

         THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect, and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

         The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

         PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

         The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

         The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


--------------------------------------------------------------------------------

                             HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------


         THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

         For the fiscal year ended September 30, 1997, total expenses as a percentage of average net assets were .46% and .30% (annualized) for Class Z and Class I shares, respectively. See "Financial Highlights."


MANAGER

         PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. The Fund paid management fees to PIFM of .30 of 1% of the Fund's average net assets during the fiscal year ended September 30, 1997. See "Manager and Subadviser" in the Statement of Additional Information.

         As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $62 billion.

         Under the Management Agreement for the Fund, PIFM manages the investment operations of the Fund and also administers the Company's business affairs. See "Manager and Subadviser" in the Statement of Additional Information.


SUBADVISER

         THE PRUDENTIAL INVESTMENT CORPORATION (PIC), 751 BROAD STREET, NEWARK, NEW JERSEY 07102, SERVES AS SUBADVISER TO THE FUND.

         PURSUANT TO A SUBADVISORY AGREEMENT WITH PIFM, PIC, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY THE SUBADVISER.

         Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

         Prudential Investments Quantitative Investment Management, a unit of the Subadviser, is responsible for the day-to-day management of the Fund and employs a team approach to the management of the Fund.

         PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

         PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF PRUDENTIAL.

          UNDER A DISTRIBUTION AGREEMENT, THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

         The Manager (or one of its affiliates) may make payments from its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.


FEE WAIVERS AND SUBSIDY

         For the fiscal year ending September 30, 1998, PIFM has agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed .40% and .30% of the average net assets for Class Z and Class I shares, respectively. Thereafter, PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS

         Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

         Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

         THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

         Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.

         The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

--------------------------------------------------------------------------------

                       HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

         FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

         THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT

INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

         In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  TAXATION OF SHAREHOLDERS

         All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to the shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

         Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital gain, gain or loss from
Section 1256 contracts, dividend income from foreign corporations and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

          Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. Gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gains subject to a maximum tax rate of 20%.


  WITHHOLDING TAXES

         Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

         Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

         THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. SEE "HOW THE FUND VALUES ITS SHARES."

         DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC,
Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

         IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

         THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO THE FOLLOWING FIVE SERIES OR PORTFOLIOS: THE FUND, PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND AND PRUDENTIAL SMALL-CAP INDEX FUND. Each fund, other than the Fund, offers one class of shares. The Fund offers two classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

         The Company's expenses generally are allocated between the Fund and the other series of the Company on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series or class of a series of the Company are charged to that series or class, as the case may be. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The Company's shares do not have cumulative voting rights for the election of Trustees.


         THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW.THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS,INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

         This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                                SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

         YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities. Payment may be made by cash, wire, check or through your brokerage account. See "How the Fund Values its Shares."

         There is no minimum or subsequent investment requirement for shares of the Fund. See "Shareholder Services."

         Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

         The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

         Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

         Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

ELIGIBLE PURCHASERS

         Class Z shares of the Fund are available for purchase by (i) investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential Mutual Funds), including those described under "Benefit Plans" and "Prudential Retirement Programs" below, (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans (as defined below) for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

         Class I shares of the Fund are available for purchase by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products.

         In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons that distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

         PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Index Series Fund, Prudential Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest.

         If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

         In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Index Series Fund, Prudential Stock Index Fund, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

         ALTERNATIVE PURCHASE PLAN. The Fund offers two classes of shares, Class Z and Class I shares (Alternative Purchase Plan). Class Z and Class I shares represent an interest in the same portfolio of investments of the Fund and have the same rights and obligations, except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (ii) Class I shares, which are held in a single omnibus account, are subject to nominal transfer agency fees and expenses. The two classes also have separate exchange privileges. See "How to Exchange Your Shares" below.


         RIGHTS OF ACCUMULATION. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.

         BENEFIT PLANS. Class Z shares of the Fund may be purchased by a Benefit Plan, provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.

         PRUDENTIAL RETIREMENT PROGRAMS. Class Z shares of the Fund may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath
Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of the Stable Value Fund (SVF), an unaffiliated bank collective fund. Shares of the Fund may also be purchased by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) shares of the Fund are an investment option of the plan.

         PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase shares of the Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plan(s) so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

         PRUARRAY SAVINGS PROGRAM. Class Z shares of the Fund are also offered to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.


HOW TO SELL YOUR SHARES

         YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares."

         IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

         IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

         If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

         PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


         PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

         REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during a 90-day period for any one shareholder.


HOW TO EXCHANGE YOUR SHARES

         AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS Z SHAREHOLDERS OF THE FUND WHO ARE ELIGIBLE TO PURCHASE CLASS Z SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. SHAREHOLDERS WHO ARE ELIGIBLE TO PURCHASE CLASS A SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS AT NAV HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS A SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. CLASS I SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS I SHARES OF THE FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes.

         IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

         IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

         IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

         You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


         IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

         The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

         FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

         To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

         In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

         o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

         o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

         o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

         o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

         o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

         For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                        THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------


         Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

      --------------------------
          TAXABLE BOND FUNDS
      --------------------------

  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
   Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
   Income Portfolio


      -----------------------------
          TAX-EXEMPT BOND FUNDS
      -----------------------------

  Prudential California Municipal Fund
   California Series
   California Income Series
  Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
  Prudential Municipal Series Fund
   Florida Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
  Prudential National Municipals Fund, Inc.

      --------------------
          GLOBAL FUNDS
      --------------------

  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.
  Prudential International Bond Fund, Inc.
  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
   Global Series
   International Stock Series
  The Global Total Return Fund, Inc.
  Global Utility Fund, Inc.


      --------------------
          EQUITY FUNDS
      --------------------

  Prudential Balanced Fund
  Prudential Distressed Securities Fund, Inc.
  Prudential Index Series Fund
   Prudential Bond Market Index Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
  Prudential Emerging Growth Fund, Inc.
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Jennison Series Fund, Inc.
   Prudential Jennison Active Balanced Fund
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
  Prudential Multi-Sector Fund, Inc.
  Prudential Small-Cap Quantum Fund, Inc.
  Prudential Small Company Value Fund, Inc.
  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund


      --------------------------
          MONEY MARKET FUNDS
      --------------------------

  o Taxable Money Market Funds
  Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
  Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
   Money Market Series
  Prudential MoneyMart Assets, Inc.
  o Tax-Free Money Market Funds
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
   California Money Market Series
  Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
  o Command Funds
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  o Institutional Money Market Funds
  Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

---------------------------------------------------------------

                        TABLE OF CONTENTS

                                                           PAGE
                                                           ----
FUND HIGHLIGHTS ..........................................   2
 What are the Fund's Risk Factors and
  Special Characteristics? ...............................   2
FUND EXPENSES ............................................   4
FINANCIAL HIGHLIGHTS .....................................   5

HOW THE FUND INVESTS .....................................   7
 Investment Objective and Policies .......................   7
 Other Investments and Policies ..........................   9
 Hedging and Return Enhancement Strategies ...............  10
 Investment Restrictions .................................  12
HOW THE FUND IS MANAGED ..................................  13
 Manager .................................................  13
 Subadviser ..............................................  13
 Distributor .............................................  14
 Fee Waivers and Subsidy .................................  14
 Portfolio Transactions ..................................  14
 Custodian and Transfer and
  Dividend Disbursing Agent ..............................  14
HOW THE FUND VALUES ITS SHARES ...........................  15
HOW THE FUND CALCULATES PERFORMANCE ......................  15
TAXES, DIVIDENDS AND DISTRIBUTIONS .......................  15
GENERAL INFORMATION ......................................  17
 Description of Shares ...................................  17
 Additional Information ..................................  17
SHAREHOLDER GUIDE ........................................  18
 How to Buy Shares of the Fund ...........................  18
 How to Sell Your Shares .................................  20
 How to Exchange Your Shares .............................  21
 Shareholder Services ....................................  22
THE PRUDENTIAL MUTUAL FUND FAMILY ........................ A-1

--------------------------------------------------------------

MF174A

--------------------------------------------------------------
                           Class Z:   74431F-20-9
             CUSIP No.:
                           Class I:   74431F-86-0
--------------------------------------------------------------


Prudential
Stock
Index Fund






   PROSPECTUS
January 23, 1998


www.prudential.com


[Prudential Investments Logo]

Prudential Bond Market Index Fund
prudential Europe Index Fund
Prudential Pacific Index Fund
Prudential Small-Cap Index Fund
Prudential Stock Index Fund

--------------------------------------------------------------------------------
PROSPECTUS DATED JANUARY 23, 1998
--------------------------------------------------------------------------------

Prudential Index Series Fund (the Company) is a diversified, open-end, management investment company comprised of five separate portfolios, or series (each a Fund and collectively, the Funds). This Prospectus relates to the following Funds: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund. Each Fund and its corresponding investment objective is described below:


    FUND                                   INVESTMENT OBJECTIVE
    ----                                   --------------------
Prudential Bond Market        Seeks to provide investment results that
  Index Fund                    correspond to the total return performance of a
                                broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Index.

Prudential Europe             Seeks to provide investment results that
  Index Fund                    correspond to the price and yield performance of
                                a broad-based index of securities of European issuers, currently the Morgan Stanley Capital
                                International Europe Index.

Prudential Pacific            Seeks to provide investment results that
  Index Fund                    correspond to the price and yield performance of
                                a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley
                                Capital International Pacific Free Index.

Prudential Small-Cap          Seeks to provide investment results that
  Index Fund                    correspond to the price and yield performance of
                                a broad-based index of small cap stocks, currently the Standard & Poor's 600 Small
                                Capitalization Stock Index.

Prudential Stock              Seeks to provide investment results that
  Index Fund                    correspond to the price and yield performance of
                                the Standard & Poor's 500 Composite Stock Price
                                Index (S&P 500 Index).

There can be no assurance that the investment objective of any Fund will be achieved. See "How the Funds Invest--Investment Objectives and Policies." The Funds' address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and their telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Funds has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated January 23, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Funds at the address or telephone number noted above.The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.

--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                 FUND HIGHLIGHTS

--------------------------------------------------------------------------------

         The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

WHAT IS EACH FUND?

         The Company is comprised of five portfolios or series: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds). Technically, the Company is a diversified, open-end, management investment company comprised of separate series, each of which operates as a separate mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective.


WHAT IS THE INVESTMENT OBJECTIVE OF EACH FUND?


         The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities; currently, the Fund uses the Lehman Brothers Aggregate Index for that purpose. The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers; currently, the Fund uses the Morgan Stanley Capital International Europe Index (MSCI-Europe Index) for that purpose. The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region; currently, the Fund uses the Morgan Stanley Capital International Pacific Free Index (MSCI-Pacific Free Index) for that purpose. The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks; currently, the Fund uses the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index) for that purpose. The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the S&P 500 Index. There can be no assurance that the investment objective of any Fund will be achieved. See "How the Funds Invest--Investment Objectives and Policies" at page 9.


WHAT ARE THE FUNDS' RISK FACTORS AND SPECIAL CHARACTERISTICS?

         The Funds' performance will not precisely correspond to the performance of the index whose performance each Fund seeks to replicate. Each Fund will attempt to achieve a correlation between its performance and that of the applicable index of at least 0.95, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause a Fund's return to be lower than the return of the index whose performance the Fund seeks to replicate. See "How the Funds Invest--Investment Objectives and Policies" at page 9.

         Each Fund may engage in various hedging and return enhancement strategies and use derivatives. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 19. As with an investment in any mutual fund, an investment in a Fund can decrease in value and you can lose money.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHO MANAGES THE FUNDS?

         Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of the Company and is compensated for its services at an annual rate of
 .25 of 1% of average daily net assets of Prudential Bond Market Index Fund, .40 of 1% of average daily net assets of Prudential Europe Index Fund, .40 of 1% of average daily net assets of Prudential Pacific Index Fund, .30 of 1% of average daily net assets of Prudential Small-Cap Index Fund and .30 of 1% of average daily net assets of Prudential Stock Index Fund. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Funds under Subadvisory Agreements with PIFM. See "How the Funds are Managed--Manager" at page 19 and "How the Funds are Managed--Subadviser" at page 20.


WHO DISTRIBUTES THE FUNDS' SHARES?

         Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Funds' shares. The Distributor incurs the expense of distributing the Funds' shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Funds. See "How the Funds are Managed--Distributor" at page 20.

WHAT IS THE MINIMUM INVESTMENT?

         There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of a Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 29.


HOW DO I PURCHASE SHARES?

         You may purchase shares of the Funds through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Funds, through their transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Class Z shares of each Fund are offered to (i) investors who purchase $1 million or more of shares of the Fund (or who already own $1 million of shares of other Prudential Mutual Funds); (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential), for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Funds), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. Class I shares of Prudential Stock Index Fund are offered to pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans qualified under Sections 457 or 403(b)(7) of the Internal Revenue Code, provided that a plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Funds. See "How Each Fund Values its Shares" at page 21 and "Shareholder Guide--How to Buy Shares of a Fund" at page 24.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHAT ARE MY PURCHASE ALTERNATIVES?

         Prudential Stock Index Fund offers two classes of shares, Class Z and Class I shares, sold without an initial or contingent deferred sales charge to a limited group of investors. Class I shares must be held in an ominibus account and are subject to nominal transfer agency fees or expenses. Each of the other Funds offers one class of shares (Class Z shares), sold without an initial or contingent deferred sales charge to a limited group of investors. Shares of the Funds are not subject to any ongoing service or distribution expenses.


HOW DO I SELL MY SHARES?

         You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page 27.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

         Each Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions of a Fund will be automatically reinvested in additional shares of that Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 22.






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                                               FUND EXPENSES

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases ..................................................   None
  Maximum Deferred Sales Load ..............................................................   None
  Maximum Sales Load Imposed on Reinvested Dividends .......................................   None
  Redemption Fees ..........................................................................   None
  Exchange Fee .............................................................................   None


ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)   PRUDENTIAL   PRUDENTIAL   PRUDENTIAL   PRUDENTIAL          PRUDENTIAL
                                          BOND MARKET    EUROPE       PACIFIC     SMALL-CAP            STOCK
                                          INDEX FUND   INDEX FUND   INDEX FUND   INDEX FUND          INDEX FUND
                                          ----------   ----------   ----------   ----------     --------------------
                                            CLASS Z      CLASS Z      CLASS Z      CLASS Z      CLASS Z      CLASS I
                                          ----------   ----------   ----------   ----------     --------------------
  Management Fees .......................    .25%         .40%         .40%         .30%         .30%         .30%
  12b-1 Fees ............................    None         None         None         None         None         None
  Other Expenses (After Reimbursement) ..    .15%         .20%         .20%         .20%         .10%         .00%
                                             ---          ---          ---          ---          ---          ---
  Total Fund Operating Expenses
    (After Reimbursement) ...............    .40%         .60%         .60%         .50%         .40%         .30%
                                             ===          ===          ===          ===          ===          ===


EXAMPLE                                                                              1       3       5      10
                                                                                    YEAR   YEARS   YEARS   YEARS
                                                                                    ----   -----   -----   -----
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:

      PRUDENTIAL BOND MARKET INDEX FUND
        Class Z ..................................................................   $4     $13      --      --
      PRUDENTIAL EUROPE INDEX FUND
        Class Z ..................................................................   $6     $19      --      --
      PRUDENTIAL PACIFIC INDEX FUND
        Class Z ..................................................................   $6     $19      --      --
      PRUDENTIAL SMALL-CAP INDEX FUND
        Class Z ..................................................................   $5     $16      --      --
      PRUDENTIAL STOCK INDEX FUND
        Class Z ..................................................................   $4     $13     $22     $51
        Class I ..................................................................   $3     $10     $17     $38


         The above example is based on actual data for the fiscal year ended
September 30, 1997 for Prudential Stock Index Fund and is based on expenses expected to be incurred during the current fiscal year as reduced by the Manager's expense reimbursement for the other Funds. THE EXAMPLE SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE
GREATER OR LESS THAN THOSE SHOWN.

         The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in a Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" includes actual operating expenses for Prudential Stock Index Fund for the fiscal year ended September 30, 1997 and estimated operating expenses of the other Funds, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

----------

* The Manager has agreed to reimburse each Fund so that Total Fund Operating Expenses do not exceed .40% and .30%, respectively, for Class Z and Class I shares of Prudential Stock Index Fund and .40%, .60%, .60% and .50% of the average net assets of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, respectively. Total Fund Operating Expenses before reimbursement are estimated to be .48% and .38%, respectively, of the average net assets of Class Z and Class I shares of Prudential Stock Index Fund and .48%, 1.11%, 1.11% and .58% of the average net assets of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, respectively, for the current fiscal year.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
               (PRUDENTIAL PACIFIC INDEX FUND - CLASS Z SHARES)

--------------------------------------------------------------------------------

         The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders." During this period, there were no shares outstanding of Prudential Bond Market Index Fund, Prudential Europe Index Fund or Prudential Small-Cap Index Fund.


--------------------------------------------------------------------------------

                                                                   CLASS Z
                                                           ---------------------
                                                           SEPTEMBER 24, 1997(a)
                                                                   THROUGH
                                                            SEPTEMBER 30, 1997
                                                           ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................      $10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(d) ..................................        0.02
Net realized and unrealized gain (loss) on
  investment transactions .................................       (0.14)
                                                                -------
  Total from investment operations ........................       (0.12)
                                                                -------
Net asset value, end of period ............................       $9.88
                                                                =======
TOTAL RETURN(B): ..........................................       (1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...........................     $24,699
Average net assets (000) ..................................     $24,802
Ratios to average net assets:  (d)
  Expenses ................................................         .60%(c)
  Net investment income ...................................       13.14%(c)
Portfolio turnover rate ...................................           0%
Average commission rate paid per share ....................     $0.0087

----------
(a) Commencement of investment operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                 (PRUDENTIAL STOCK INDEX FUND - CLASS Z SHARES)

--------------------------------------------------------------------------------

         The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the three years ended September 30, 1996 and the period from November 5, 1992 through September 30, 1993 have been audited by Deloitte & Touche, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders."



-------------------------------------------------------------------------------------------------------

                                                                     CLASS Z
                                            -----------------------------------------------------------
                                                                                             NOVEMBER 5,
                                                                                               1992(A)
                                                        YEAR ENDED SEPTEMBER 30,               THROUGH
                                            ----------------------------------------------    SEPTEMBER
                                              1997*        1996         1995         1994      30,1993
                                            --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....  $  16.06     $  14.22     $  11.27     $ 11.12     $ 10.00
                                            --------     --------     --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b) .................       .46          .25          .23         .26         .23
Net realized and unrealized gain
  on investment transactions .............      5.75         2.44         2.97         .11         .94
                                            --------     --------     --------     -------     -------
    Total from investment operations .....      6.21         2.69         3.20         .37        1.17
                                            --------     --------     --------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .....      (.26)        (.28)        (.22)       (.18)       (.05)
Distributions from net realized gains ....      (.15)        (.57)        (.03)       (.04)         --
                                            --------     --------     --------     -------     -------
  Total distributions ....................      (.41)        (.85)        (.25)       (.22)       (.05)
                                            --------     --------     --------     -------     -------
Net asset value, end of period ...........  $  21.86     $  16.06     $  14.22     $ 11.27     $ 11.12
                                            ========     ========     ========     =======     =======
TOTAL RETURN(D): .........................     39.34%       19.72%       29.02%       3.33%      11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..........  $185,881     $184,379     $101,945     $50,119     $27,142
Average net assets (000) .................  $254,644     $142,540     $ 71,711     $38,098     $18,807
Ratios to average net assets:(b)
  Expenses ...............................       .46%         .60%         .60%        .60%        .60%(c)
  Net investment income ..................      1.66%        1.92%        2.55%       2.34%       2.41%(c)
Portfolio turnover rate ..................         5%           2%          11%          2%          1%
Average commission rate paid per share ...  $ 0.0250     $ 0.0250          N/A         N/A         N/A

----------
(a) Commencement of investment operations.

(b) Net of expense subsidy.

(c) Annualized.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

N/A-Data not required for these periods.

* Effective October 30, 1996, PIFM succeeded Prudential Institutional Fund Management, Inc. as manager of the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                (PRUDENTIAL STOCK INDEX FUND - CLASS I SHARES)

--------------------------------------------------------------------------------

         The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class I share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                   CLASS I
                                                              ------------------
                                                              AUGUST  1, 1997(a)
                                                                   THROUGH
                                                              SEPTEMBER 30, 1997
                                                              ------------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .......................       $21.87
                                                                    ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(d) ...................................          .06
 Net realized and unrealized gain (loss) on
   investment transactions ..................................         (.06)
                                                                    ------
     Total from investment operations .......................           --
                                                                    ------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......................           --
 Distributions from net realized gains.......................           --
                                                                    ------
     Total distributions....................................            --
                                                                    ------
 Net asset value, end of period .............................       $21.87
                                                                    ======
 TOTAL RETURN(b): ...........................................            0%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000) ............................     $312,127
 Average net assets (000) ...................................     $296,788
 Ratios to average net assets: (d)
   Expenses .................................................          .30%(c)
   Net investment income ....................................         1.73%(c)
Portfolio turnover rate .....................................            5%
Average commission rate paid per share ......................      $0.0250

----------
(a) Commencement of offering of Class I shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              HOW THE FUNDS INVEST

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

         THE COMPANY IS COMPRISED OF FIVE SEPARATE SERIES (EACH A FUND AND COLLECTIVELY, THE FUNDS): PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND, PRUDENTIAL SMALL-CAP INDEX FUND AND PRUDENTIAL STOCK INDEX FUND.

         THE INVESTMENT OBJECTIVE OF PRUDENTIAL BOND MARKET INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE TOTAL RETURN PERFORMANCE OF A BROAD-BASED INDEX OF FIXED-INCOME SECURITIES. THE PRUDENTIAL BOND MARKET INDEX FUND CURRENTLY USES THE LEHMAN BROTHERS AGGREGATE INDEX FOR THAT PURPOSE.

         THE INVESTMENT OBJECTIVE OF PRUDENTIAL EUROPE INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SECURITIES OF EUROPEAN ISSUERS. THE PRUDENTIAL EUROPE INDEX FUND CURRENTLY USES THE MSCI-EUROPE INDEX FOR THAT PURPOSE.

         THE INVESTMENT OBJECTIVE OF PRUDENTIAL PACIFIC INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SECURITIES OF ISSUERS IN THE PACIFIC REGION. THE PRUDENTIAL PACIFIC INDEX FUND CURRENTLY USES THE MSCI-PACIFIC FREE INDEX FOR THAT PURPOSE.


         THE INVESTMENT OBJECTIVE OF PRUDENTIAL SMALL-CAP INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SMALL CAP STOCKS. THE PRUDENTIAL SMALL-CAP INDEX FUND CURRENTLY USES THE S&P 600 INDEX FOR THAT PURPOSE.


         THE INVESTMENT OBJECTIVE OF PRUDENTIAL STOCK INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX.

         THERE CAN BE NO ASSURANCE THAT THE OBJECTIVE OF ANY FUND WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information. As with an investment in any mutual fund, an investment in any of the Funds can decrease in value and you can lose money.

         THE INVESTMENT OBJECTIVE OF PRUDENTIAL STOCK INDEX FUND IS FUNDAMENTAL. EACH OTHER FUND'S INVESTMENT OBJECTIVE AND THE INVESTMENT POLICIES (OTHER THAN THEIR INVESTMENT RESTRICTIONS) OF ALL FUNDS ARE NOT FUNDAMENTAL AND SO MAY BE CHANGED BY THE BOARD OF TRUSTEES (TRUSTEES) WITHOUT SHAREHOLDER APPROVAL. HOWEVER, SHAREHOLDERS WOULD BE NOTIFIED PRIOR TO A MATERIAL CHANGE IN A FUND'S INVESTMENT OBJECTIVE AND POLICIES. THE BROAD-BASED INDICES USED BY THE FUNDS (EXCEPT PRUDENTIAL STOCK INDEX FUND) MAY BE CHANGED FROM TIME TO TIME AT THE DISCRETION OF THE SUBADVISER UNDER THE SUPERVISION OF THE TRUSTEES.

         The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser for the Funds, using a "passive" or indexing investment approach, will attempt to approximate the investment performance of the respective indices by holding a portfolio of stocks or bonds selected through statistical procedures. The Funds are managed without regard to tax ramifications. Each Fund pursues its objective through the investment policies described below. While each Fund will seek to achieve its objective, the Funds will differ with respect to the degree of risk that they involve.


  PRUDENTIAL BOND MARKET INDEX FUND

         Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose. The Lehman Brothers Aggregate Index is an unmanaged index that measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value. The Fund is neither sponsored by nor affiliated with Lehman Brothers Inc. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Bond Market Index Fund" in the Statement of Additional Information.

         To achieve its investment objective, Prudential Bond Market Index Fund will purchase securities that as a group reflect the performance of the Lehman Brothers Aggregate Index. The Fund intends to hold a representative sample of the securities that reflect the three major classes of fixed-income investments in the Lehman Brothers Aggregate Index: U.S. Treasury and Government agency securities, investment-grade corporate debt obligations and mortgage-backed securities. The securities included in the Index must be U.S. dollar-denominated and investment-grade, and have a fixed rate coupon, a remaining maturity or average life of at least one year and generally have an outstanding market value of at least $100 million. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the Lehman Brothers Aggregate Index. As of December 31, 1997, U.S. Treasury and agency securities comprised 42.91% and 6.58%, respectively of the Index's total market value, corporate bonds comprised 19.34%, asset-backed securities comprised 0.95% and mortgage-backed securities comprised 30.22%.

         Prudential Bond Market Index Fund intends to invest at least 80% of its total assets in the types of securities included in the Lehman Brothers Aggregate Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) put and call options on fixed-income securities and bond indices; and (iii) bond futures contracts and options thereon.

  PRUDENTIAL EUROPE INDEX FUND

         Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI-Europe Index for that purpose. The MSCI-Europe Index is an unmanaged, diversified, capitalization weighted index currently consisting of the equity securities of 566 companies located in 15 developed European countries. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co. Incorporated. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Europe Index Fund" in the Statement of Additional Information.

         To achieve its investment objective, Prudential Europe Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Europe Index. The Fund intends to invest in a representative sample of the stocks included in the MSCI-Europe Index in approximately the same proportions as they are represented in that index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Europe Index. The United Kingdom, Germany and France dominate the MSCI-Europe Index, with 32.1%, 14.6% and 11.9%, respectively, of the market capitalization of the Index as of December 31, 1997.

         Prudential Europe Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI-Europe Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indices and foreign currencies; (iv) forward foreign currency exchange contracts; and (v) financial futures contracts on stocks and currencies and options thereon.


  PRUDENTIAL PACIFIC INDEX FUND

         Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the

MSCI-Pacific Free Index for that purpose. The MSCI-Pacific Free Index is an unmanaged, diversified, capitalization weighted index currently consisting of 522 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand, Singapore and Malaysia. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co. Incorporated. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Pacific Index Fund" in the Statement of Additional Information.

         To achieve its investment objective, Prudential Pacific Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Pacific Free Index. The Fund intends to invest in a representative sample of the equity securities included in the MSCI-Pacific Free Index in approximately the same proportions as they are represented in the MSCI-Pacific Free Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Pacific Free Index. The MSCI-Pacific Free Index is dominated by the Japanese stock market, which represented 76.9% of the market capitalization of the Index as of December 31, 1997.

         Prudential Pacific Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI-Pacific Free Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indices and foreign currencies; (iv) forward foreign currency exchange contracts; and (v) financial futures contracts on stocks and currencies and options thereon.

  PRUDENTIAL SMALL-CAP INDEX FUND

         Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P 600 Index for that purpose. The S&P 600 Index is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. The S&P 600 Index currently measures the performance of selected U.S. stocks with a market value of no greater than $2.934 million (as of December 31, 1997). "S&P 600(R)," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. Prudential Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Small-Cap Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

         To achieve its investment objective, Prudential Small-Cap Index Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 600 Index. The Fund intends to purchase a representative sample of the 600 stocks included in the S&P 600 Index in approximately the same proportions as they are represented in the S&P 600 Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the S&P 600 Index or receipt of distributions of securities of companies spun off from S&P 600 companies.

         Prudential Small-Cap Index Fund intends to invest at least 80% of its total assets in securities included in the S&P 600 Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) money market instruments, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
(iii) put and call options on securities and stock indices; and (iv) stock index futures contracts and options thereon.

  PRUDENTIAL STOCK INDEX FUND

         Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by S&P on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's (R)", "S&P (R)", "S&P 500 (R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

         To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. Prudential Stock Index Fund intends to purchase a statistically selected sample of the 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

         Prudential Stock Index Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.


INVESTMENT POLICIES APPLICABLE TO EACH FUND


         The Funds are each expected to invest in over 250 stocks (or bonds for the Prudential Bond Market Index Fund). Stocks are selected for inclusion in each applicable Fund's portfolio based on country, market capitalization, industry weightings and fundamental characteristics such as return variability, earnings valuation and yield. Each Fund's portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, Prudential Europe Index Fund and Prudential Pacific Index Fund will invest in each country in approximately the same percentage as the country's weight in the index.


         The Funds may not hold all of the issues that comprise their respective indices because of the costs involved and the illiquidity of many of the securities. Instead, each Fund will attempt to hold a representative sample of the securities in its respective index, which will be selected utilizing a statistical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain country, capitalization, industry and fundamental investment characteristics. Each applicable Fund's portfolio is constructed so that, in the aggregate, the country, capitalization, industry and fundamental investment characteristics resemble those of its respective index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the indices.


         Due to the use of this sampling or "portfolio optimization" technique, the Funds' portfolios (other than the portfolio of Prudential Stock Index Fund) are not expected to track their benchmark indices with the same degree of accuracy as large capitalization domestic index funds. Each Fund will attempt to achieve a correlation between its performance and that of its respective index of at least 0.95, in each case without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The investment adviser will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of a Fund and that of its respective index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other expenses, may cause a Fund's return to be lower than the return of its respective index. Consequently, there can be no assurance as to how closely a Fund's performance will correspond to the performance of its respective index.

         The Funds will not invest in money market instruments, futures contracts, options or warrants as part of a temporary defensive strategy, such as reducing a Fund's investments in common stocks to protect against potential stock market declines. The Funds intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indices. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge a Fund's portfolio. Prudential Europe Index Fund and Prudential Pacific Index Fund also may enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as their respective indices, but not as part of a defensive strategy to protect against fluctuations in exchange rates.


         In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Funds may also (i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend their portfolio securities.

  EQUITY AND EQUITY-RELATED SECURITIES

         EACH FUND OTHER THAN PRUDENTIAL BOND MARKET INDEX FUND INVESTS PRIMARILY IN EQUITY SECURITIES, AND THE VALUE OF THESE FUNDS' INVESTMENTS WILL GO UP AND DOWN WITH THE PERFORMANCE OF THE STOCKS IN THE APPLICABLE INDEX. INVESTMENT BY PRUDENTIAL SMALL-CAP INDEX FUND IN SMALL COMPANIES INVOLVES GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH MORE ESTABLISHED COMPANIES. These companies often have sales and earnings growth rates which exceed those of large companies; however, smaller companies often have limited operating histories, product lines, markets or financial resources, and may lack management depth. These companies may be subject to intense competition from larger entities, and the securities of these companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general.


         The Funds other than Prudential Bond Market Index Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts, and warrants and rights exercisable for equity securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.

         American Depositary Receipts (ADRs) are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.


  SECURITIES OF FOREIGN ISSUERS


         PRUDENTIAL EUROPE INDEX FUND AND PRUDENTIAL PACIFIC INDEX FUND WILL INVEST PRIMARILY IN EQUITY SECURITIES OF FOREIGN COMPANIES. PRUDENTIAL STOCK INDEX FUND MAY INVEST A PORTION OF ITS ASSETS IN EQUITY SECURITIES OF FOREIGN ISSUERS DENOMINATED IN U.S. CURRENCY. FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THESE FUNDS. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

         IF A SECURITY IS DENOMINATED IN A FOREIGN CURRENCY, IT WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES AND IN EXCHANGE CONTROL REGULATIONS, AND COSTS WILL BE INCURRED IN CONNECTION WITH CONVERSIONS BETWEEN CURRENCIES. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although Prudential Europe Index Fund and Prudential Pacific Index Fund will receive income in foreign currencies, the two Funds will be required to compute and distribute their income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into U.S. dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Prudential Europe Index Fund and Prudential Pacific Index Fund may, but need not, enter into futures contracts on foreign currencies, forward foreign currency exchange contracts and options on foreign currencies for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

         The Funds (other than Prudential Bond Market Index Fund) may invest a portion of their assets in equity securities of foreign issuers denominated in U.S. currency. ADRs and American Depositary Shares (both of which are U.S. dollar-denominated certificates issued by a U.S. bank or trust company that represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank) are not deemed to be foreign securities.


  FIXED-INCOME OBLIGATIONS

         Prudential Bond Market Index Fund will invest primarily in fixed-income securities including U.S. Treasury obligations and securities issued or guaranteed by U.S. Government agencies and instrumentalities, investment-grade corporate debt obligations and mortgage-backed securities.

         U.S. Treasury securities, including bills, notes and bonds, are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities. Obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government may or may not be backed by the "full faith and credit" of the United States.

         The Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P Ratings) or Baa by Moody's Investors Service (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. See "Description of Ratings" in the Statement of Additional Information.

         Fixed-income securities are subject to interest rate risk and income risk. Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. Income risk is the potential for a decline in income due to falling market interest rates. In addition, longer-term fixed-income securities are subject to call risk, which is the possibility that corporate bonds will be repaid prior to maturity.

         Mortgage-backed securities represent undivided ownership interests in pools of mortgages. The issuer guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

  MONEY MARKET INSTRUMENTS

         The Funds may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Funds may invest in money market instruments without limit for temporary defensive purposes. To the extent the Funds otherwise invest in money market instruments, they are subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

  BORROWING

         Each Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If a Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Borrowing" in the Statement of Additional Information.

  ILLIQUID SECURITIES

         Each Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  REPURCHASE AGREEMENTS


         Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. Each Fund may participate in a joint repurchase account managed by PIFM pursuant to an order of the Commission. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Repurchase Agreements" in the Statement of Additional Information.


  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


         The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Funds' Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Funds' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


  SECURITIES LENDING


         Each Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund that has loaned its portfolio securities an amount equivalent to any dividend or interest paid on such securities and that Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, a Fund cannot lend more than 30% of the value of its total assets. A Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Securities Lending" in the Statement of Additional Information.


HEDGING AND RETURN ENHANCEMENT STRATEGIES


         THE FUNDS MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF THEIR INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. A FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and each Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


  OPTIONS TRANSACTIONS


         EACH FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITY IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX. THESE OPTIONS ARE TRADED ON U.S. EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE A FUND'S PORTFOLIO. Prudential Europe Index Fund and Prudential Pacific Index Fund also may purchase and write put and call options on currencies. Each Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.


         A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITY, CURRENCY OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

         A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than the current market price.

         EACH FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as a Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Fund's losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

         Each Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.


         Each Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, each Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  FUTURES CONTRACTS AND OPTIONS THEREON


         EACH FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUNDS, AND THUS THEIR INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.


         A Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. A Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments).


         Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If a Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contract.


         A FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict each Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


         A Fund's ability to enter into and close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


         PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


         Each Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; a Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

         Each Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (Investment Company Act). See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------

         THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUNDS' MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUNDS' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF EACH FUND. THE FUNDS' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


         For the fiscal period ended September 30, 1997, total annualized expenses as a percentage of net assets for Class Z shares of Prudential Pacific Index Fund were .60%. For the fiscal year ended September 30, 1997, total expenses as a percentage of net assets for Class Z and Class I shares of Prudential Stock Index Fund were .46% and .30% (annualized), respectively. See "Financial Highlights."


MANAGER


         PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN

ANNUAL RATE OF .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL BOND MARKET INDEX FUND, .40 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL EUROPE INDEX FUND. .40 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL PACIFIC INDEX FUND, .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL SMALL-CAP INDEX FUND, AND .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL STOCK INDEX FUND. PIFM is organized in New York as a limited liability company . For the fiscal year ended September 30, 1997, Prudential Stock Index Fund paid management fees to PIFM of .30% of the Fund's average net assets. See "Manager and Subadviser" in the Statement of Additional Information.

         As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $62 billion.

         Under the Management Agreements with the Company, PIFM manages the investment operations of the Funds and also administers the Company's business affairs. See "Manager and Subadviser" in the Statement of Additional Information.


SUBADVISER

         THE PRUDENTIAL INVESTMENT CORPORATION (PIC), 751 BROAD STREET, NEWARK, NEW JERSEY 07102, SERVES AS SUBADVISER TO EACH FUND.


         PURSUANT TO SUBADVISORY AGREEMENTS WITH PIFM, PIC, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY THE SUBADVISER.

         Under each Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of each Fund in accordance with its investment objective, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund.

         Prudential Investments Quantitative Investment Management, a unit of the Subadviser, is responsible for the day-to-day management of Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund, employing a team approach to the management of these Funds. The Global Fixed Income Group of Prudential Investments is responsible as a team for the day-to-day management of Prudential Bond Market Index Fund.

         PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


DISTRIBUTOR


         PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF EACH FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

         UNDER A DISTRIBUTION AGREEMENT, THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING EACH FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUNDS. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of each Fund's shares, including lease, utility, communications and sales promotion expenses.


         The Manager (or one of its affiliates) may make payments from its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Funds. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.


FEE WAIVERS AND SUBSIDY


          For the fiscal year ending September 30, 1998, PIFM has agreed to subsidize the operating expenses of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund so that total Fund operating expenses do not exceed .40%,
 .60%, .60% and .50%, respectively, of each Fund's average net assets and .40% and .30% for Class Z and Class I shares of Prudential Stock Index Fund, respectively. Thereafter, PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and expense subsidies will increase a Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS

         Prudential Securities may act as a broker or futures commission merchant for the Funds provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


         Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Funds. PMFS is a wholly owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------
                         HOW EACH FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

         A FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

         Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

         Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

--------------------------------------------------------------------------------
                      HOW EACH FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

          FROM TIME TO TIME A FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in each Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  TAXATION OF THE FUND


         EACH FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUNDS WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON THEIR NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT THEY DISTRIBUTE TO THEIR SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

         In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by each Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  TAXATION OF SHAREHOLDERS


         All dividends out of net investment income, together with distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to the shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

         Any gain or loss realized upon a sale or redemption of a Fund's shares by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. Gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gains subject to a maximum tax rate of 20%.


  WITHHOLDING TAXES


         Under the Internal Revenue Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

         Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  DIVIDENDS AND DISTRIBUTIONS

         EACH FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. SEE "HOW EACH FUND VALUES ITS SHARES."

         DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC,
Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. A Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.


         IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF A FUND.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


          THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO THE FOLLOWING FIVE SERIES OR PORTFOLIOS: PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND, PRUDENTIAL SMALL-CAP INDEX FUND AND PRUDENTIAL STOCK INDEX FUND. Each Fund offers one class of shares, except for Prudential Stock Index Fund, which offers two classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


         The Company's expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class. Shares of a Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The Company's shares do not have cumulative voting rights for the election of Trustees.

         THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW.THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS,INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION


         This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF A FUND


         YOU MAY PURCHASE SHARES OF A FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities. Payment may be made by cash, wire, check or through your brokerage account. See "How Each Fund Values its Shares."


         There is no minimum or subsequent investment requirement for shares of the Funds. See "Shareholder Services."

         Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

         The Funds reserve the right to reject any purchase order (including an exchange into a Fund) or to suspend or modify the continuous offering of their shares. See "How to Sell Your Shares."

         Your dealer is responsible for forwarding payment promptly to the applicable Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

         Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

ELIGIBLE PURCHASERS


         Class Z shares of each Fund are available for purchase by (i) investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential Mutual Funds), including those described under "Benefit Plans", "Prudential Retirement Programs" and "PruArray Association Benefit Plans" below, (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans (as defined below) for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

         Class I shares of Prudential Stock Index Fund are available for purchase by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products.

         PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Index Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the applicable class if purchasing shares of Prudential Stock Index Fund.

         If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the applicable Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

         In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Index Series Fund, the Fund whose shares you are purchasing, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

         ALTERNATIVE PURCHASE PLAN. Prudential Stock Index Fund offers two classes of shares, Class Z and Class I shares (Alternative Purchase Plan). Class Z and Class I shares represent an interest in the same portfolio of investments of the

Fund and have the same rights and obligations, except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (ii) Class I shares, which are held in a single omnibus account, are subject to nominal transfer agency fees and expenses. The two classes also have separate exchange privileges. See "How to Exchange Your Shares" below.


         RIGHTS OF ACCUMULATION. Shares of each Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.


         BENEFIT PLANS. Class Z shares of each Fund may be purchased by a Benefit Plan, provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.

         PRUDENTIAL RETIREMENT PROGRAMS. Class Z shares of each Fund may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath
Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Shares of each Fund may also be purchased by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) shares of the Fund are an investment option of the plan.

         PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase shares of a Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plan(s) so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $50 million (for Prudential Stock Index Fund, the retirement plan assets must aggregate at least $1 million or have at least 250 participants) and
(ii) maintain their accounts with the Transfer Agent.

         PRUARRAY SAVINGS PROGRAM. Class Z shares of each Fund are also offered to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with theTransfer Agent. The program is offered to companies that have at least 250 eligible employees.

         In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons that distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

         YOU CAN REDEEM SHARES OF A FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How Each Fund Values its Shares."

         IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

         IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

         If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

         PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

         PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL A FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


         REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How Each Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during a 90-day period for any one shareholder.




HOW TO EXCHANGE YOUR SHARES


         AS A SHAREHOLDER OF A FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS Z SHARES OF A FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. SHAREHOLDERS WHO ARE ELIGIBLE TO PURCHASE CLASS A SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS AT NAV HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF A FUND FOR CLASS A SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. CLASS I SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS I SHARES OF PRUDENTIAL STOCK INDEX FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes.


         IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

         IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

         IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

         You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

         IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


         The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

         FREQUENT TRADING. The Funds and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Funds reserve the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).


         To implement this authority to protect each Fund and its shareholders from excessive trading, each Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the

Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

         In addition to the exchange privilege, as a shareholder in a Fund, you can take advantage of the following additional services and privileges:

         o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

         o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

         o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

         o REPORTS TO SHAREHOLDERS. The Funds will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, each Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from each Fund.

         o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

         For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                      [This page intentionally left blank]

-------------------------------------------------------------------------------
                       THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------------------------------------------------


         Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

-------------------------------------------------------------------------------

------------------------------------------
             TAXABLE BOND FUNDS
------------------------------------------
  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
   Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
   Income Portfolio

------------------------------------------
             TAX-EXEMPT BOND FUNDS
------------------------------------------
  Prudential California Municipal Fund
   California Series
   California Income Series
  Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate  Series
  Prudential Municipal Series Fund
   Florida Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
  Prudential National Municipals Fund, Inc.

------------------------------------------
               GLOBAL FUNDS
------------------------------------------
  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.
  Prudential International Bond Fund, Inc.
  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
   Global Series
   International Stock Series
  The Global Total Return Fund, Inc.
  Global Utility Fund, Inc.

------------------------------------------
              EQUITY FUNDS
------------------------------------------
  Prudential Balanced Fund
  Prudential Distressed Securities Fund, Inc.

  Prudential Index Series Fund
   Prudential Bond Market Index Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund

  Prudential Emerging Growth Fund, Inc.
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Jennison Series Fund, Inc.

   Prudential Jennison Active Balanced Fund

   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
  Prudential Multi-Sector Fund, Inc.

  Prudential Small-Cap Quantum Fund, Inc.

  Prudential Small Company Value Fund, Inc.
  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

------------------------------------------
            MONEY MARKET FUNDS
------------------------------------------
  o Taxable Money Market Funds

  Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund

  Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
   Money Market Series
  Prudential MoneyMart Assets, Inc.
  o Tax-Free Money Market Funds
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
   California Money Market Series
  Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
  o Command Funds
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  o Institutional Money Market Funds
  Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

-------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS ........................................................     2
 What are the Funds' Risk Factors and
  Special Characteristics? .............................................     2

FUND EXPENSES ..........................................................     5
FINANCIAL HIGHLIGHTS ...................................................     6
HOW THE FUNDS INVEST ...................................................     9
 Investment Objectives and Policies ....................................     9
 Other Investments and Policies ........................................    15
 Hedging and Return Enhancement Strategies .............................    17
 Investment Restrictions ...............................................    19
HOW THE FUNDS ARE  MANAGED .............................................    19
 Manager ...............................................................    19
 Subadviser ............................................................    20
 Distributor ...........................................................    20
 Fee Waivers and Subsidy ...............................................    21
 Portfolio Transactions ................................................    21
 Custodian and Transfer and
  Dividend Disbursing Agent ............................................    21
HOW EACH FUND VALUES ITS SHARES ........................................    21
HOW EACH FUND CALCULATES PERFORMANCE ...................................    22
TAXES, DIVIDENDS AND DISTRIBUTIONS .....................................    22
GENERAL INFORMATION ....................................................    24
 Description of Shares .................................................    24
 Additional Information ................................................    24
SHAREHOLDER GUIDE ......................................................    24
 How to Buy Shares of a Fund ...........................................    24
 How to Sell Your Shares ...............................................    27
 How to Exchange Your Shares ...........................................    28
 Shareholder Services ..................................................    29
THE PRUDENTIAL MUTUAL FUND FAMILY ......................................    A-1

================================================================================

MF177A

--------------------------------------------------------------------------------


  CUSIP Nos.:     Prudential Bond Market Index Fund
                  Class Z: 74431F-83-7
                  Prudential Europe Index Fund
                  Class Z: 74431F-81-1
                  Prudential Pacific Index Fund
                  Class Z: 74431F-82-9
                  Prudential Small-Cap Index Fund
                  Class Z: 74431F-84-5
                  Prudential Stock Index Fund
                  Class Z: 74431-20-9
                  Class I: 74431-86-0

--------------------------------------------------------------------------------


        Prudential
        Bond Market
        Index Fund



        Prudential
        Europe
        Index Fund


        Prudential
        Pacific
        Index Fund


        Prudential
        Small-Cap
        Index Fund


        Prudential
        Stock
        Index Fund



                                                 P R O S P E C T U S


                                                  JANUARY 23, 1998




                                                 www.prudential.com



                                                 PRUDENTIAL INVESTMENTS
                                                        LOGO



                        PRUDENTIAL BOND MARKET INDEX FUND
                          PRUDENTIAL EUROPE INDEX FUND
                          PRUDENTIAL PACIFIC INDEX FUND
                         PRUDENTIAL SMALL-CAP INDEX FUND
                           PRUDENTIAL STOCK INDEX FUND

                       Statement of Additional Information
                             dated January 23, 1998

         Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Index Series Fund (the Company).

         The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose.

         The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the Morgan Stanley Capital International Europe Index for that purpose.

         The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the Morgan Stanley Capital International Pacific Index for that purpose.

         The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Index for that purpose.

         The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


         There can be no assurance that a Fund's investment objective will be achieved. See "Investment Objectives and Policies."


         The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Stock Index Fund dated January 23, 1998, and the Prospectus of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund dated January 23, 1998, copies of which may be obtained from the Company upon request.


                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
General Information ................................................       B-2
Investment Objectives and Policies .................................       B-2
Investment Restrictions ............................................       B-13
Trustees and Officers ..............................................       B-14
Manager and Subadviser .............................................       B-19
Distributor ........................................................       B-21
Portfolio Transactions and Brokerage ...............................       B-22
Purchase and Redemption of Fund Shares .............................       B-23
Shareholder Investment Account .....................................       B-24
Net Asset Value ....................................................       B-27
Taxes, Dividends and Distributions .................................       B-28
Performance Information ............................................       B-30
Custodian, Transfer and Dividend
  Disbursing Agent and Independent Accountants .....................       B-32
Financial Statements ...............................................       B-33
Report of Independent Accountants--Prudential Pacific Index Fund ...       B-48
Report of Independent Accountants--Prudential Stock Index Fund .....       B-65
Independent Auditors' Report........................................       B-66
Appendix--Description of Ratings ...................................       A-1
Appendix I--General Investment Information .........................       I-1
Appendix II--Historical Performance Data ...........................       II-1
Appendix III--Information Relating to Prudential ...................       III-1

MF174B

                               GENERAL INFORMATION


      The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Stock Index Fund changed its name to Prudential Stock Index Fund at the same time. On February 19, 1997, the Trustees approved the addition of the following four Funds to the Company: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. The Company changed its name from Prudential Dryden Fund to Prudential Index Series Fund effective January 23, 1998.


                       INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL BOND MARKET INDEX FUND

         If net cash outflows from Prudential Bond Market Index Fund are anticipated, the Fund may sell securities (in proportion to their weighting in the Lehman Brothers Aggregate Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of securities needed to meet the cash requirements. If Prudential Bond Market Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the Lehman Brothers Aggregate Index.

         The Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers Inc.


MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

         Prudential Bond Market Index Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

         The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

         Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL EUROPE INDEX FUND


         If net cash outflows from Prudential Europe Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Europe Index (MSCI-Europe Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Europe Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Europe Index.


         The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.


INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL PACIFIC INDEX FUND

         If net cash outflows from Prudential Pacific Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Pacific Free Index (MSCI-Pacific Free Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Pacific Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Pacific Free Index.

         The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL SMALL-CAP INDEX FUND

         If net cash outflows from Prudential Small-Cap Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Small-Cap Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 600 Index.

         THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION (S&P). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (THE MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE

S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL STOCK INDEX FUND

         If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If Prudential Stock Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

         THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


INVESTMENT POLICIES APPLICABLE TO EACH OF THE FUNDS

         U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

         CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

         A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Funds may invest in these types of convertible securities.

         REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS


         Each Fund has the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls, but no Fund plans to do so for the foreseeable future; the Funds may enter into repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Trustees (Qualified Institutions). The investment adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Funds receive collateral equal to the resale price, which is marked-to-market daily. These agreements permit each Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

         The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price.


         FIXED-INCOME SECURITIES


         In general, the ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

         Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. An Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

         Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

         SECURITIES LENDING

         A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

         BORROWING


         Each Fund may borrow from time to time, at the Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions. A Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Fund currently has any intention of doing so.


         SECURITIES OF FOREIGN ISSUERS

         The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

         The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

         Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

         Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

         OPTIONS ON SECURITIES AND SECURITIES INDICES

         A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a contra party. In addition, with OTC options, there is a risk that the contra party in such transactions will not fulfill its obligations.

         A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in the Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.


         The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS


         Prudential Europe Index Fund's and Prudential Pacific Index Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.


         A Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the

Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.


         Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's contra party to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.


         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account. A Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

         Prudential Europe Index Fund and Prudential Pacific Index Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.


         Generally, the OTC foreign currency options used by these Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.


         If the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

         FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS


         Prudential Europe Index Fund and Prudential Pacific Index Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.


         The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.


         Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


         COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS


         Transactions using forward currency contracts, futures contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with the Securities and Exchange Commission (SEC) guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SEGREGATED ACCOUNTS

         Each Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company (State Street), in which it will maintain cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with SEC guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

         ILLIQUID SECURITIES

         Each of the Funds may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).


         Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadviser will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.

         OTHER INVESTMENT TECHNIQUES

         Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus.

                             INVESTMENT RESTRICTIONS


         The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (Investment Company Act), a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.


         A Fund may not:

         1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

         2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

         3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

         5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

         6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

         7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

         8. Make loans except by the purchase of fixed-income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

         9. Make short sales of securities.

         10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

         11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                              TRUSTEES AND OFFICERS

                           POSITION WITH             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)     COMPANY                DURING PAST FIVE YEARS
------------------------     -------                ----------------------
Edward D. Beach (73)         Trustee      President and Director of BMC Fund,
                                            Inc., a closed-end investment company;
                                            prior thereto, Vice Chairman of
                                            Broyhill Furniture Industries, Inc.;
                                            Certified Public Accountant; Secretary
                                            and Treasurer of Broyhill Family
                                            Foundation, Inc.; Member of the Board
                                            of Trustees of Mars Hill College;
                                            Director of The High Yield Income Fund,
                                            Inc.

Delayne Dedrick Gold (59)    Trustee      Marketing and Management Consultant;
                                            Director of The High Yield Income Fund,
                                            Inc.


*Robert F. Gunia (51)        Trustee      Vice President, Prudential Investments
                                            (since September 1997); Executive Vice
                                            President and Treasurer (since December
                                            1996), Prudential Investments Fund
                                            Management LLC (PIFM); Senior Vice
                                            President (since March 1987) of
                                            Prudential Securities Incorporated
                                            (Prudential Securities); formerly Chief
                                            Administrative Officer (July
                                            1990-September 1996), Director (January
                                            1989- September 1996) and Executive
                                            Vice President,Treasurer and Chief
                                            Financial Officer (June 1987-September
                                            1996) of Prudential Mutual Fund
                                            Management, Inc.; Vice President and
                                            Director of The Asia Pacific Fund, Inc.
                                            (since May 1989); Director of The High
                                            Yield Income Fund, Inc.





                           POSITION WITH           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)     COMPANY              DURING PAST FIVE YEARS
------------------------     -------              ----------------------
Douglas H. McCorkindale (58) Trustee      President (since September 1997) and
                                            Vice Chairman (since March 1984),
                                            Gannett Co. Inc. (publishing and media);
                                            Director of Gannett Co. Inc., Frontier
                                            Corporation and Continental Airlines,
                                            Inc.

*Mendel A. Melzer, CFA (37)  Trustee      Chief Investment Officer (since October
751 Broad St.                               1996) of Prudential Mutual Funds;
Newark, NJ 07102                            formerly Chief Financial Officer
                                            (November 1995-September 1996) of
                                            Prudential Investments, Senior Vice
                                            President and Chief Financial Officer
                                            (April 1993-November 1995) of Prudential
                                            Preferred Financial Services, Managing
                                            Director (April 1991-April 1993) of
                                            Prudential Investment Advisors and
                                            Senior Vice President (July 1989-April
                                            1991) of Prudential Capital Corporation;
                                            Chairman and Director of Prudential
                                            Series Fund, Inc.; Director of The High
                                            Yield Income Fund, Inc.

Thomas T. Mooney (56)        Trustee      President of the Greater Rochester Metro
                                            Chamber of Commerce; former Rochester
                                            City Manager; Trustee of Center for
                                            Governmental Research, Inc.; Director of
                                            Blue Cross of Rochester, The Business
                                            Council of New York State, Monroe County
                                            Water Authority, Rochester Jobs, Inc.,
                                            Executive Service Corps of Rochester,
                                            Monroe County Industrial Development
                                            Corporation, Northeast Midwest
                                            Institute, First Financial Fund, Inc.,
                                            The High Yield Income Fund, Inc. and The
                                            High Yield Plus Fund, Inc.

Stephen P. Munn (55)         Trustee      Chairman (since January 1994), Director
                                            and President (since 1988) and Chief
                                            Executive Officer (1988-December 1993)
                                            of Carlisle Companies Incorporated
                                            (manufacturer of industrial products).

*Richard A. Redeker (54)     President    Employee of Prudential Investments;
751 Broad St.                and            formerly President, Chief Executive
Newark, NJ 07102             Trustee        Officer and Director (October
                                            1993-September 1996), Prudential Mutual
                                            Fund Management, Inc., Executive Vice
                                            President, Director and Member of the
                                            Operating Committee (October
                                            1993-September 1996), Prudential
                                            Securities, Director (October
                                            1993-September 1996) of Prudential
                                            Securities Group, Inc., Executive Vice
                                            President, The Prudential Investment
                                            Corporation (PIC) (January
                                            1994-September 1996), Director (January
                                            1994-September 1996) of Prudential
                                            Mutual Fund Distributors, Inc. and
                                            Prudential Mutual Fund Services, Inc.
                                            and Senior Executive Vice President and
                                            Director of Kemper Financial Services,
                                            Inc. (September 1978-September 1993);
                                            President and Director of The High Yield
                                            Income Fund, Inc.





                           POSITION WITH           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)     COMPANY              DURING PAST FIVE YEARS
------------------------     -------              ----------------------
Robin B. Smith (58)          Trustee      Chairman and Chief Executive Officer (since
                                            August 1996), Publishers Clearing House;
                                            formerly President and Chief Executive
                                            Officer (January 1988-August 1996) and
                                            President and Chief Operating Officer
                                            (September 1981-December 1988) of
                                            Publishers Clearing House; Director of
                                            BellSouth Corporation, Texaco Inc., Spring
                                            Industries Inc. and Kmart Corporation.

Louis A Weil, III (56)       Trustee      Publisher and Chief Executive Officer (since
                                            January 1996) and Director (since September
                                            1991) of Central Newspapers, Inc.;
                                            Chairman of the Board (since January 1996),
                                            Publisher and Chief Executive Officer
                                            (August 1991-December 1995) of Phoenix
                                            Newspapers, Inc.; formerly Publisher (May
                                            1989-March 1991) of Time Magazine,
                                            President, Publisher & CEO (February
                                            1986-August 1989) of The Detroit News and
                                            member of the Advisory Board, Chase
                                            Manhattan Bank-Westchester; Director of The
                                            High Yield Income Fund, Inc.



Clay T. Whitehead (59)       Trustee      President, National Exchange Inc. (new
                                            business development firm) (since May
                                            1983).

Grace C. Torres (38)         Treasurer    First Vice President (since December 1996) of
                             and            PIFM; First Vice President (since March
                             Principal      1994) of Prudential Securities; formerly
                             Financial      First Vice President (March 1994-September
                             and            1996) of Prudential Mutual Fund Management,
                             Accounting     Inc. and Vice President (July 1989-March
                             Officer        1994) of Bankers Trust Corporation.

S. Jane Rose (51)            Secretary    Senior Vice President (since December 1996),
                                            PIFM; Senior Vice President and Senior
                                            Counsel (since July 1992) of Prudential
                                            Securities; formerly Senior Vice President
                                            (January 1991-September 1996) and Senior
                                            Counsel (June 1987-September 1996) of
                                            Prudential Mutual Fund Management, Inc.

Stephen M. Ungerman (44)    Assistant     Tax Director (since March 1996) of Prudential
                            Treasurer       Investments and the Private Asset Group of
                                            The Prudential Insurance Company of America
                                            (Prudential); formerly First Vice President
                                            (February 1993-September 1996) of
                                            Prudential Mutual Fund Management, Inc. and
                                            Senior Tax Manager (1981-January 1993) of
                                            Price Waterhouse.




                            POSITION WITH           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)      COMPANY              DURING PAST FIVE YEARS
------------------------      -------              ----------------------
Marguerite E.H. Morrison (41) Assistant    Vice President (since December 1996) of PIFM;
                              Secretary      Vice President and Associate General
                                             Counsel (since September 1987) of
                                             Prudential Securities; formerly Vice
                                             President and Associate General Counsel
                                             (June 1991-September 1996) of Prudential
                                             Mutual Fund Management, Inc.

------------


(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, PIFM or Prudential Securities.

         Trustees and officers of the Funds are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.


         The officers conduct and supervise the daily business operations of the Funds, while the Trustees, in addition to their functions set forth under "Manager and Subadviser" and "Distributor," review such actions and decide on general policy.

         The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.





         Pursuant to the terms of each Management Agreement with the Funds, the Manager pays all compensation of officers and employees of the Funds as well as the fees and expenses of all Trustees of the Funds who are affiliated persons of the Manager. The Company pays each of its Trustees who is not an affiliated person of PIFM annual compensation of $2,500 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on whose boards the Trustee may be asked to serve.


         Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of such Trustees' fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Company. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.


         The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1997 and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the year ended December 31, 1997.


                               COMPENSATION TABLE


                                                              PENSION OR                           TOTAL 1997
                                                              RETIREMENT                          COMPENSATION
                                                            BENEFITS ACCRUED   ESTIMATED           FROM COMPANY
                                             AGGREGATE         AS PART OF       ANNUAL              AND FUND
                                            COMPENSATION        COMPANY      BENEFITS UPON        COMPLEX PAID
  NAME AND POSITION                         FROM COMPANY        EXPENSES       RETIREMENT          TO TRUSTEES
  -----------------                         ------------        --------       ----------          -----------
Edward D. Beach--Trustee                      $  2,500            NONE            N/A            $135,000(38/63)*
Delayne D. Gold--Trustee                      $  2,500            NONE            N/A             135,000(38/63)*
Robert F. Gunia--Trustee+                         --              NONE            N/A                --
Donald D. Lennox--Former Trustee              $  2,500            NONE            N/A              90,000(26/50)*
Douglas H. McCorkindale--Trustee++            $  2,500            NONE            N/A              70,000(20/35)*
Mendel A. Melzer--Trustee+                        --              NONE            N/A                --
Thomas T. Mooney--Trustee++                   $  2,500            NONE            N/A             115,000(31/64)*
Stephen P. Munn--Trustee                      $  2,500            NONE            N/A              45,000(15/21)*
Richard A. Redeker--Trustee+                      --              NONE            N/A                --
Robin B. Smith--Trustee++                     $  2,500            NONE            N/A              90,000(27/34)*
Louis A. Weil, III--Trustee                   $  2,500            NONE            N/A              90,000(26/50)*
Clay T. Whitehead--Trustee                    $  2,500            NONE            N/A              45,000(15/21)*

----------

* Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.
+ Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Trustees, do not receive compensation from the Company or any fund in the Fund Complex.
++ Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


     As of January 9, 1998, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     As of January 9, 1998, the only beneficial owners, directly or indirectly, of more than 5% of any of the Funds in the Company were: PAMCO VCA OA Account,
Attn: Jay Duffy, 30 Scranton Office Park, Moosic, PA 18507-1755 which owned 3,056,991 shares of Prudential Bond Market Index Fund (approximately 98% of outstanding shares of such Fund); PMG IIA Fund, Prudential Insurance Company of America Equity Products, Gateway Center Three, Stop 005, Newark, NJ 07102-4000 which owned 1,511,786 shares of Prudential Europe Index Fund (approximately 97% of outstanding shares of such Fund); PMG IIA Fund, Prudential Insurance Company of America Equity Products, Gateway Center Three, Stop 005, Newark, NJ 07102-4000 which owned 2,523,722 shares of Prudential Pacific Index Fund (approximately 99% of outstanding shares of such Fund); PMG IIA Fund, Prudential Insurance Company of America Equity Products, Gateway Center Three, Stop 005, Newark, NJ 07102-4000 which owned 1,878,703 shares of Prudential Small-Cap Index Fund (approximately 84% of outstanding shares of such Fund); and Prudential Defined Contribution Services, FBO Pru-DC Qualified Clients, ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1755 and Prudential Trust Company, FBO Pru-DC Clients, ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1755 which owned 3,132,176 and 3,893,167 Class Z shares of Prudential Stock Index Fund (approximately 38% and 47% outstanding of Class Z shares of such Fund, respectively); and Prudential Employee Savings Plan, ATTN: Cara India, 71 Hanover Road, Florham Park, NJ 07932-1597, and Prudential Trust Company, FBO Prudential-DC Clients, ATTN; John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1796 and Marquette Trust Co., TTEE, Hawaii Deferred Compensation Plan,
ATTN: Marlene Paver, 13100 Wayzata Blvd., Minnetonka, MN 55305-1842 who owned 12,004,490, 4,228,060 and 4,038,905 Class I shares of Prudential Stock Index Fund (approximately 59.2%, 20.8% and 19.9% of outstanding Class I shares of such Fund, respectively.

     As of January 9, 1998, Prudential Securities was the record holder for the beneficial owners of 67,807 shares of Prudential Bond Market Index Fund (approximately 2.1% of outstanding shares of such Fund); 47,892 shares of Prudential Europe Index Fund (approximately 3% of outstanding shares of such
Fund); 7,533 shares of Prudential Pacific Index Fund (approximately 0.29% of outstanding shares of such Fund); 345,248 shares of Prudential Small-Cap Index Fund (approximately 1.5% of outstanding shares of such Fund) and 991,666 shares of Prudential Stock Index Fund (approximately 11.9% of outstanding shares of such Fund). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                             MANAGER AND SUBADVISER

         The manager of the Company is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC) (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. As of December 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $62 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.


         PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


         Pursuant to two Management Agreements with the Company (each a Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

         For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .25 of 1% of Prudential Bond Market Index Fund's average daily net assets, .40 of 1% of Prudential Europe Index Fund's average daily net assets, .40 of 1% of Prudential Pacific Index Fund's average daily net assets, .30 of 1% of Prudential Small-Cap Index Fund's average daily net assets and .30 of 1% of Prudential Stock Index Fund's average daily net assets. The fee is computed daily and payable monthly. Each Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No such reductions were required during the fiscal year ended September 30, 1997. No jurisdiction currently limits the Funds' expenses.

         In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

         (i) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadviser;


         (ii) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and


         (iii) the costs and expenses or fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), pursuant to two subadvisory agreements between the Manager and the Subadviser (collectively, the Subadvisory Agreements).

         Under the terms of the Management Agreements, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers, (iii) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.

         The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement for Prudential Stock Index Fund was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997 and by the shareholders of Prudential Stock Index Fund on October 30, 1996. The Management Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997.

          Prudential Institutional Fund Management, Inc., the manager of Prudential Stock Index Fund until October 30, 1996, received for the period from September 30, 1996 through October 30, 1996,and for the fiscal years ended September 30, 1995 and September 30, 1996, before any reduction due to the subsidy of certain expenses of the Fund, the following management fees from the Fund, expressed both as a dollar amount and as a percentage of the Fund's average daily net assets: $64,568 (.40%), $570,160 (.40%) and $286,843 (.40%), respectively. For the period from October 30, 1996 through September 30, 1997 PIFM received, before any reduction due to the subsidy by the Manager of certain expenses of Prudential Stock Index Fund, the following management fee, expressed as both a dollar amount and as an annualized percentage of the Fund's average daily net assets: $921,557 (.30%). During this period the Manager subsidized certain expenses of the Fund. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prudential Stock Index Fund Prospectus.

         For the fiscal period ended September 30, 1997, PIFM received management fees of $1,630 from Prudential Pacific Index Fund.

         The Manager has entered into two Subadvisory Agreements with the Subadviser. The Subadvisory Agreements provide that the Subadviser furnish investment advisory services in connection with the management of the Funds. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its services. In connection therewith, the Subadviser is obligated to keep certain books and records of the Funds. The Manager continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreements and supervises the Subadviser's performance of such services.

         The Global Fixed Income Group of PI is responsible as a team for the day-to-day management of Prudential Bond Market Index Fund.

         Prudential Investments Quantitative Investment Management, a unit of PI, advises Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund. Founded in 1975, Prudential Investments Quantitative Investment Management is among the oldest quantitatively-oriented managers in the country; it currently manages close to $30 billion in balanced and equity assets.

         The Subadvisory Agreement for Prudential Stock Index Fund was last approved by the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997, and by the shareholders of the Fund on October 30, 1996. The Subadvisory Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund was last approved by the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997.

         Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. Each Subadvisory Agreement may be terminated by the Company, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                   DISTRIBUTOR


         Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class Z shares of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, and the Class Z and Class I shares of Prudential Stock Index Fund.

         Prudential Securities serves as the Distributor of the Funds and incurs the expenses of distributing the shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Funds. See "How the Funds are Managed--Distributor" in the Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         PORTFOLIO TURNOVER


         There are no limitations on the length of time that securities must be held by the Funds and the Funds' annual portfolio turnover rate may vary significantly from year to year. A portfolio turnover rate in excess of 100% may exceed that of other investment companies with similar objectives. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

         Decisions to buy and sell assets for a Fund are made by the Fund's Subadviser, subject to the overall review of the Manager and the Trustees. Although investment decisions for the Funds are made independently from those of the other accounts managed by the Subadviser, investments of the type that the Funds may make also may be made for those other accounts. When the Fund and one or more other accounts managed by the Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.


         Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities include commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


         In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Subadviser seeks the best overall terms available. The Funds have no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Subadviser is subject to the Company's policy to seek the most favorable price and efficient execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Subadviser, subject to seeking best price and execution, is authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act)), a higher commission than another broker-dealer that does not furnish such brokerage and research services might charge. The Subadviser must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of the Subadviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion. The fees under the Management Agreements and the Subadvisory Agreements, respectively, are not reduced by reason of the Subadviser receiving brokerage and research services. The Trustees of the Company will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. OTC purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

         To the extent consistent with applicable provisions of the Investment Company Act and the rules and exemptions adopted by the SEC under the Investment Company Act, the Trustees have determined that transactions for a Fund may be executed through Prudential Securities and other affiliated broker-dealers if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate. Furthermore, the Trustees of the Company, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) of the 1934 Act, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Funds unless a Fund has expressly authorized the retention of such compensation in a written contract executed by the

Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for a Fund during the applicable period. Brokerage transactions with Prudential Securities also are subject to such fiduciary standards as may be imposed by applicable law.


         The Funds may use Prudential Securities and other affiliated broker-dealers as a futures commission merchant in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadviser, the affiliated broker-dealer charges the Fund a fair and reasonable rate. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

         The Company does not market its shares through intermediary brokers or dealers; therefore, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Subadviser may place portfolio orders with qualified broker-dealers who recommend the Company to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

         Transactions in options and futures by a Fund will be subject to limitations established by each of the exchanges and boards of trade governing the maximum position which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options and futures are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options and futures which a Fund may write or hold may be affected by options and futures written or held by the Subadviser and other investment advisory clients of the Subadviser. An exchange or board of trade may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Funds will not purchase any security, including U.S. Government securities, during the existence of any underwriting or selling group relating thereto of which Prudential Securities is a member, except to the extent permitted by SEC rules.

         During the years ended September 30, 1997, 1996 and 1995, the Company paid $___, $0 and $965, respectively, in brokerage commissions to Prudential Securities.


                     PURCHASE AND REDEMPTION OF FUND SHARES


         Shares of the Funds are offered to a limited group of investors at net asset value (NAV) without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of Prudential Stock Index Fund and "Shareholder Guide--How to Buy Shares of a Fund" in the Prospectus of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund.

         Each class of Prudential Stock Index Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (ii) Class I shares are subject to nominal transfer agency fees or expenses, (iii) Class I shares are held in a single omnibus account and (iv) each class has a different exchange privilege. See "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

          Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

SPECIMEN PRICE MAKE-UP


         Under the current distribution arrangements between the Company and the Distributor, Class Z and Class I shares are sold at NAV. Using the NAV of Prudential Pacific Index Fund and Prudential Stock Index Fund at September 30, 1997, the maximum offering price of each Fund's shares is as follows:

                                           PRUDENTIAL PACIFIC   PRUDENTIAL STOCK
                                              INDEX FUND           INDEX FUND
                                              ----------           ----------
CLASS Z

Net asset value, redemption price and
  offering price per Class Z share ...........   $9.88           $   21.86
                                                 =====           =========

CLASS I

Net asset value, redemption price
  and offering price per Class I share .......     N/A           $   21.87
                                                 =====           =========


                         SHAREHOLDER INVESTMENT ACCOUNT

         Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


         For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent.


EXCHANGE PRIVILEGE


         The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


         It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


         CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds, if the investor is eligible to purchase Class Z shares of other Prudential Mutual Funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other Prudential Mutual Funds.


         CLASS I. Class I shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

         Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec.

         The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

         Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

         Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

         The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

   PERIOD OF MONTHLY INVESTMENTS:     $100,000           $150,000           $200,000            $250,000
   ------------------------------     --------           --------           --------            --------
   25 Years .......................    $  110             $  165             $  220              $  275
   20 Years .......................       176                264                352                 440
   15 Years .......................       296                444                592                 740
   10 Years .......................       555                833              1,110               1,388
    5 Years .......................     1,371              2,057              2,742               3,428

----------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

     See "Automatic Savings Accumulation Plan."

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

         Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

         Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN


         A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

         In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."


         Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

         Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


         Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

         Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor.

These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

         Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

         INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(1)

         CONTRIBUTIONS                                 PERSONAL
         MADE OVER:                                     SAVINGS      IRA
         ----------                                     -------      ---
         10 years ................................    $ 26,165   $ 31,291
         15 years ................................      44,676     58,649
         20 years ................................      68,109     98,846
         25 years ................................      97,780    157,909
         30 years ................................     135,346    244,692
----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

 MUTUAL FUND PROGRAMS

         From time to time, the Company (or a Fund of the Company) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

         The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


         Portfolio securities of each Fund are generally valued as follows: (1) Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price; (2) Securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker; (3) Securities issued in private placements are valued at bid prices provided by primary market dealers or, if no primary dealers are able to provide a bid price, at fair value determined by a valuation committee of Trustees (the Valuation Committee); (4) U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service; (5) Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent broker/dealer or pricing service; (6) Short-term investments with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Trustees determine that such valuation does not represent fair value; (7) Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange; (8) Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade; (9) Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or pricing service; (10) Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts; (11) OTC options are valued at the mean between bid and asked prices provided by a dealer, with additional prices obtained for comparison, monthly and as indicated by monitoring of the underlying securities; (12) Securities for which market quotations are not available, other than private placements, are valued at a price supplied by a pricing agent approved by the Trustees; (13) Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Subadviser, does not represent fair value, are valued by the Valuation Committee on the basis of cost of the security, transactions in comparable securities, relationships among various securities and other factors determined by the Subadviser to materially affect the value of the security. The Company may engage pricing services to obtain any prices.


         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

         Trading in securities on European and Pacific securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Pacific securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


         The following is a brief summary of some of the more important tax considerations affecting the Company, the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local, and foreign income tax considerations. Neither this discussion nor the tax discussion in the Prospectuses is intended to substitute for careful individual tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

TAX CONSEQUENCES TO THE FUNDS

         As a separate entity for federal tax purposes, each Fund intends to qualify or continue to qualify separately for tax treatment as a regulated investment company (RIC) under subchapter M of the Internal Revenue Code. If so qualified, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains, if any, that are distributed to its shareholders. In order to qualify for treatment as a RIC, each Fund will have to meet income diversification, distribution, and certain other requirements set forth in the Internal Revenue Code. If, in any year, a Fund should fail to qualify under the Internal Revenue Code for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax on its taxable income, if any, for that year.


         INCOME AND DIVERSIFICATION REQUIREMENTS. The income tests require each Fund to (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement) and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).


         DISTRIBUTION REQUIREMENT. Each Fund must distribute (or be deemed to have distributed) 90% or more of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) for each taxable year. Each Fund also must meet certain other distribution requirements to avoid a 4% nondeductible excise tax (these requirements are collectively referred to below as the "RIC distribution requirements").

         ZERO COUPON SECURITIES AND ORIGINAL ISSUE DISCOUNT. The Funds may invest in zero coupon securities and other securities issued with original issue discount. Such securities generate current income subject to the distribution requirements without providing cash available for distribution. The Funds do not anticipate that such investments will adversely affect their ability to meet the RIC distribution requirements.


         FOREIGN INVESTMENTS. If a Fund purchases shares in certain foreign corporations called "passive foreign investment companies" (PFICs), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a dividend by the Fund to its shareholders. Because a credit for this tax could not be passed through to shareholders, the tax effectively would reduce the Fund's economic return from its PFIC investment. Additional charges in the nature of interest may be imposed on a PFIC investor in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code, then in lieu of the foregoing tax and interest, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the RIC distribution requirements. Alternatively, a Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Management of the Company will consider these potential tax consequences in evaluating whether to invest in a PFIC.

         Net investment income or capital gains earned by a Fund's investments in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount and the countries in which the Funds' assets will be invested are not known. The Funds intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

         CURRENCY FLUCTUATIONS--SECTION 988 GAINS AND LOSSES. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, gains or losses on the disposition of foreign currencies or debt securities held by the Fund denominated in a foreign currency, if any, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally will also be treated as ordinary income or loss. These gains and losses are referred to under the Internal Revenue Code as "Section 988" gains and losses.

         Furthermore, foreign currency gains and losses attributable to certain forward contracts, futures contracts that are not "regulated futures contracts," equity options and unlisted non-equity options also will be treated as Section 988 gains and losses. (In certain circumstances, however, the Company may elect capital gain or loss treatment for such transactions.) Section 988 gains and losses will increase or decrease the amount of the Company's investment company taxable income available for distribution. The Company does not anticipate that any Section 988 gains and losses the Fund may realize will adversely affect the ability of the Fund to qualify as a RIC under the Internal Revenue Code.


         OPTION AND FUTURES TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement.


         Under Section 1256 of the Internal Revenue Code, gain or loss on certain options, futures contracts, options on futures contracts (Section 1256 contracts), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, will be treated as 60% long-term and 40% short-term capital gain or loss (blended gain or loss). In addition, Section 1256 contracts held by a Fund at the end of each taxable year will be required to be treated as sold at fair market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss and will affect the amount of distributions required to be made by a Fund in order to satisfy the RIC distribution requirements.

         Offsetting positions held by a Fund involving certain futures and options transactions may be considered to constitute "straddles" which are subject to special rules under the Internal Revenue Code. Under these rules, depending on different elections which may be made by the Company, the amount, timing and character of gain and loss realized by the Company and its shareholders may be affected.

TAX CONSEQUENCES TO SHAREHOLDERS

         Ordinarily, distributions of a RIC's investment company taxable income would be taxable to shareholders as ordinary income to the extent of the earnings and profits of the RIC. To the extent that a distribution exceeds the RIC's earnings and profits, it would be treated as a nontaxable return of capital to the extent of the shareholder's tax basis in the shares of the RIC. Distributions of net capital gain ordinarily would be taxable as long-term capital gains. The rules discussed in this paragraph generally would apply regardless of the length of time a shareholder holds the shares of the RIC.

         The Company's present intention is to offer shares of the Funds primarily to qualified retirement plans and other tax-exempt investors to whom the foregoing rules do not apply. The Funds intend to satisfy the RIC distribution requirements by distributions in the form of additional shares to its shareholders. However, shareholders may redeem their shares, including shares received as dividends or distributions, at any time for cash. Distributions are generally not taxable to the participants in the shareholder plans. Distributions from a qualified retirement plan to a participant or beneficiary are subject to special rules. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisers.

         TAX CONSEQUENCES TO NON-EXEMPT SHAREHOLDERS. Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders that are not tax-exempt entities for the year in which that December 31 falls.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Non-exempt investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.


         Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


                             PERFORMANCE INFORMATION

         From time to time, the Company may quote a Fund's yield or total return in advertisements or in advertisements, sales literature, reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN


         A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class Z and Class I shares. See "How the Fund Calculates Performance" or "How Each Fund Calculates Performance" in the Prospectus.


         A Fund's "average annual total return" is computed according to a formula prescribed by the SEC, expressed as follows:


                            P(1+T)(superior n) = ERV


 Where:  P = a hypothetical initial payment of $1,000.
         T = average annual total return.
         n = number of years.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period.

         Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


         The average annual total return for the Class Z shares of Prudential Stock Index Fund for the fiscal year ended September 30, 1997 and for the period from commencement of operations (November 5, 1992) through September 30, 1997 was: 39.3% and 20.4%, respectively. The average annual total return for Class I shares of Prudential Stock Index Fund for the period ended September 30, 1997 was 0.0%. The average annual total return for the Class Z shares of Prudential Pacific Index Fund for the fiscal period from commencement of operations (September 24, 1997) through September 30, 1997 was (1.20)% (annualized). No shares of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund and Prudential Europe Index Fund were outstanding during these periods.

AGGREGATE TOTAL RETURN


         A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class Z and Class I shares. See "How Each Fund Calculates Performance" in the Prospectus.


         A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

 Where:  P  =  a hypothetical initial payment of $1,000.
        ERV =  Ending Redeemable Value (ERV) at the end of a 1-, 5- or
               10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

         The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


         Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.

          A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the period from commencement of operations (September 24, 1997) through September 30, 1997 for Class Z shares of Prudential Pacific Index Fund was (1.2%). The aggregate total returns for the one year and since inception periods ended September 30, 1997. For Prudential Stock Index Fund's Class Z shares were 39.3% and 148.5%, respectively. The aggregate total return for Class I shares of Prudential Stock Index Fund for the period from commencement of offering such shares (August 1, 1997) through September 30, 1997 was 0.0%. No shares of Prudential Bond Market Index Fund, Prudential Europe Index Fund or Prudential Small-Cap Index Fund were outstanding during these periods.


         From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)





                                     [CHART]


Performance Comparison of Different
Types of Investments Over the Long Term
(4/1926 - 9/1997)
--------------------------------------------------------------------------------
Common Stocks - 11.0%
Long-Term Gov't. Bonds - 5.1%
Inflation - 3.1%




----------
(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1997 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                             INDEPENDENT ACCOUNTANTS

         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Company's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


         Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837 serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1997, the Company incurred fees of approximately $367,000 for the services of PMFS.

         Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Company's independent accountants and in that capacity audits the Funds' annual financial statements.

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.2%
COMMON STOCKS--97.9%
------------------------------------------------------------
Australia--6.8%

   6,600    Amcor Ltd. (Paper & Packaging)          $     41,527
   3,000    Australian Gas & Light Co. (Natural
               Gas Utilities)                             20,377
   7,600    Australian National Industries Ltd.
               (Diversified Industries)                    9,741
  11,600    Boral Ltd. (Building Materials &
               Products)                                  35,120
   2,300    Brambles Industries Ltd.
               (Transportation)                           47,883
  19,800    Broken Hill Proprietary Co., Ltd.
               (Mining)                                  230,553
   8,500    Coca-Cola Amatil Ltd. (Food &
               Beverage)                                  90,905
  11,800    Coles Myer Ltd. (Retail)                      55,541
   7,100    Crown Ltd.(a) (Gaming)                         8,483
  10,300    CSR Ltd. (Building Materials &
               Products)                                  42,216
   2,800    Email Ltd. (Appliances & Household
               Durables)                                   9,388
   1,200    F. H. Faulding Co., Ltd. (Drugs &
               Health Care)                                7,169
  20,000    Fosters Brewing Group (Diversified
               Industries)                                42,145
   4,600    Futuris Corp., Ltd. (Diversified
               Industries)                                 6,779
  11,700    General Property Trust (Real Estate)          22,824
   6,100    GIO Australia Holdings Ltd.
               (Insurance)                                18,111
  12,600    Goodman Fielder Ltd. (Food
               Processing)                                20,347
   2,300    Great Central Mines Ltd. (Mining)              3,548
   4,000    Hardie (James) Industries (Building
               Materials & Products)                      14,781
   2,700    ICI Australia Ltd. (Diversified
               Industries)                                25,691
   2,700    Leighton Holdings Ltd. (Building &
               Construction)                              14,273
   2,500    Lend Lease Corp. Ltd. (Real Estate)           59,363
  16,500    M.I.M. Holdings Ltd. (Mining)                 20,192
  14,500    National Australia Bank Ltd.
               (Commercial Banking)                      222,809
   2,300    Newcrest Mining Ltd.(a) (Precious
               Metals)                                     4,130
  20,500    News Corp., Ltd. (Broadcasting &
               Other Media)                              105,056
  16,600    Normandy Mining Ltd. (Mining)                 21,036
   7,200    North Ltd. (Diversified Resources)            25,417
  10,400    Pacific Dunlop Ltd. (Diversified
               Industries)                          $     29,522
   9,200    Pioneer International Ltd. (Building
               Materials & Products)                      31,272
   1,800    Plutonic Resources Ltd. (Precious
               Metals)                                     4,940
   2,900    QBE Insurance Group Ltd. (Insurance)          18,251
   6,300    QCT Resources Ltd. (Mining)                    7,482
   2,100    RGC Ltd. (Mining)                              5,833
   3,300    Rio Tinto Ltd. (Mining)                       49,585
   1,200    Rothmans Holdings (Tobacco)                    6,769
   6,200    Santos Ltd. (Oil & Gas)                       31,876
   4,000    Schroders Propriety Fund (Real
               Estate)                                     7,041
   1,800    Smith (Howard) Ltd. (Diversified
               Industries)                                17,662
   6,200    Southcorp Holdings Ltd. (Diversified
               Industries)                                22,897
   3,100    Stockland Trust Group (Real Estate)            8,238
   3,000    Tabcorp Holdings Ltd. (Gaming)                15,207
  12,000    Westfield Trust (Real Estate)                 24,253
  11,600    Western Mining Corp. Holdings Ltd.
               (Diversified Resources)                    54,432
  17,600    Westpac Banking Corp. (Commercial
               Banking)                                  110,880
                                                    ------------
                                                       1,671,545

------------------------------------------------------------
Hong Kong--9.4%

  13,000    Bank of East Asia (Commercial
               Banking)                                   48,549
  35,000    Cathay Pacific Air (Airlines)                 49,073
  22,000    Cheung Kong Ltd. (Real Estate)               247,334
  25,000    China Light & Power Co. Ltd.
               (Electrical Utilities)                    137,623
  20,000    Chinese Estates Holdings (Real
               Estate)                                    18,091
   3,000    Dickson Concept Inc. (Retail)                 11,184
  11,000    Hang Lung Development Co. (Real
               Estate)                                    20,682
  19,000    Hang Seng Bank Ltd. (Commercial
               Banking)                                  233,863
  35,000    Hong Kong & China Gas Co. (Natural
               Gas Utilities)                             72,139

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-33

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Hong Kong (cont'd.)

  11,000    Hong Kong & Shanghai Hotels (Hotels &
               Restaurants)                         $     13,362
   2,000    Hong Kong Aircraft Engineering Co.
               Ltd. (Aircrafts and Parts)                  6,487
 120,000    Hong Kong Telecommunications Ltd.
               (Telecommunications)                      271,370
  44,000    Hopewell Holdings Ltd. (Real Estate)          26,723
  38,000    Hutchison Whampoa Ltd. (Diversified
               Industries)                               374,426
   9,000    Hysan Development Co. (Real Estate)           26,924
   4,000    Johnson Electric Holdings Ltd.
               (Electronic Components)                    10,907
   4,000    Kumagai Gumi Ltd. (Building &
               Construction)                               5,815
   6,000    Miramar Hotel & Investment Co.
               (Hotels & Restaurants)                     15,313
  19,000    New World Development Co., Ltd.
               (Building & Construction)                 114,906
  14,000    Oriental Press Group (Printing &
               Publishing)                                 4,523
   6,000    Peregrine Investments (Financial
               Services)                                  10,196
  38,000    Regal Hotel International (Hotels &
               Restaurants)                                9,821
  16,000    Shangri La Asia Ltd. (Hotels &
               Restaurants)                               16,437
  14,000    Shun Tak Holdings. Ltd.
               (Transportation)                            8,955
  32,000    Sino Land Co. (Real Estate)                   29,566
  14,000    South China Morning Post (Printing &
               Publishing)                                12,754
  24,000    Sun Hung Kai Properties Ltd. (Real
               Estate)                                   282,225
  16,000    Swire-Pacific Ltd. 'A' (Diversified
               Industries)                               122,504
   4,000    Television Broadcasts Ltd.
               (Broadcasting & Other Media)               14,163
  23,000    Wharf Holdings Ltd. (Real Estate)             84,706
   2,000    Wing Lung Bank (Commercial Banking)           11,863
                                                    ------------
                                                       2,312,484

------------------------------------------------------------
Japan--75.3%

   4,000    77th Bank(a) (Commercial Banking)             40,752
   1,300    Acom Co., Ltd. (Financial Services)           67,730
     900    Advantest Corp. (Electronics)           $     88,710
   7,000    Ajinomoto Co., Inc. (Food Processing)         61,459
   2,000    Alps Electric Co. (Electronics)               22,530
   3,000    Amada Co. (Machinery & Equipment)             17,369
   1,000    Amano Corp. (Electrical Equipment)             8,946
     700    Aoyama Trading Co., Ltd. (Retail)             20,061
     500    Arabian Oil Co.(a) (Oil & Gas)                13,874
  23,000    Asahi Bank (Commercial Banking)              133,355
   5,000    Asahi Breweries (Food & Beverages)            80,345
  15,000    Asahi Chemical Ltd. Industries
               (Chemicals)                                75,665
  12,000    Asahi Glass Co. (Glass Products)              93,233
   5,000    Ashikaga Bank (Commercial Banking)            13,667
     200    Autobacs Seven Co. (Retail)                    9,360
  46,000    Bank of Tokyo, Mitsubishi Bank
               (Commercial Banking)                      876,335
  11,000    Bank of Yokohama (Commercial Banking)         43,734
   8,000    Bridgestone Corp. (Tires & Rubber)           192,164
   3,000    Brother Industries Ltd. (Office
               Equipment & Supplies)                       8,076
   9,000    Canon, Inc. (Office Equipment &
               Supplies)                                 263,149
   3,000    Casio Computer Co. (Electronics)              26,837
   7,000    Chiba Bank (Commercial Banking)               32,353
   6,000    Chichibu Onoda Cement Corp. (Building
               & Construction)                            16,251
   2,000    Chiyoda Corp. (Engineering &
               Construction)                               4,672
   2,000    Chugai Pharmacy Co. (Drugs & Health
               Care)                                      17,229
   3,000    Citizen Watch Co. (Retail)                    22,066
   5,000    Cosmo Oil Co. (Oil & Gas)                     11,679
   1,500    Credit Saison Co. Ltd. (Financial
               Services)                                  40,752
     500    CSK Corp. (Computer Software &
               Services)                                  16,483
   8,000    Dai Nippon Printing Co., Ltd.
               (Printing)                                170,960
   4,000    Daicel Chemical Industries
               (Chemicals)                                10,238
   4,000    Daido Steel Co. (Iron & Steel)                 7,786
   7,000    Daiei Inc. (Retail)                           38,615
   1,000    Daifuku Co. (Machinery & Equipment)            7,049
   3,000    Daiichi Pharmaceutical Co. (Drugs &
               Health Care)                               44,231
   3,000    Daikin Industries (Electrical
               Equipment)                                 18,910
   2,000    Daikyo Inc. (Building & Construction)          2,352
   3,000    Daimaru Inc. (Retail)                         12,176
   8,000    Dainippon Ink & Chemicals Inc.
               (Chemicals)                                27,831

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-34

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)

   2,000    Dainippon Screen Manufacturing Co.,
               Ltd. (Electronic Components)         $     17,726
   1,000    Daito Trust Construction Co., Ltd.
               (Real Estate)                              10,437
   5,000    Daiwa House Industries (Building &
               Construction)                              49,698
   2,000    Daiwa Kosho Lease Co., Ltd. (Real
               Estate)                                    11,215
  14,000    Daiwa Securities Co., Ltd. (Financial
               Services)                                  85,811
   5,000    Denki Kagaku Kogyo K.K. (Chemicals)            8,780
   9,000    Denso Corp. (Automobiles & Auto
               Parts)                                    218,421
      40    East Japan Railway Co. (Railroads)           187,526
   3,000    Ebara Corp. (Machinery)                       39,261
   3,000    Eisai Co., Ltd. (Drugs & Health Care)         53,673
   1,000    Ezaki Glico Co. (Food & Beverages)             7,496
   2,200    Fanuc Ltd. (Electronic Components)            83,641
  29,000    Fuji Bank (Commercial Banking)               319,473
   5,000    Fuji Photo Film Co. (Hotels &
               Leisure)                                  206,245
   3,000    Fujikura Ltd. (Electrical Equipment)          21,445
   5,000    Fujita Corp. (Construction)                    3,189
   1,000    Fujita Kanko Inc. (Hotels &
               Restaurants)                               10,768
  19,000    Fujitsu Ltd.(Computers)                      237,638
   7,000    Furukawa Electric Co. Ltd.
               (Electrical Equipment)                     35,078
   1,000    Gakken Co. (Printing & Publishing)             3,272
   5,000    Gunma Bank (Commercial Banking)               42,657
   2,000    Gunze Ltd. (Retail)                            6,312
   9,000    Hankyu Corp. (Railroads)                      44,877
   2,000    Hankyu Department Stores (Retail)             16,566
   3,000    Higo Bank (Commercial Banking)                18,512
     300    Hirose Electric Co., Ltd.
               (Electronics)                              22,091
  10,000    Hitachi Zosen Corp. (Engineering &
               Equipment)                                 23,192
  33,000    Hitachi Ltd. (Electronics)                   287,004
   6,000    Hokuriku Bank (Commercial Banking)            16,549
  10,000    Honda Motor Co., Ltd. (Automobiles)          348,712
   1,000    House Food Corp. (Food Processing)            16,980
   1,000    Hoya Corp. (Optical Supplies)                 33,712
   2,000    Inax Corp. (Building Materials &
               Products)                                   9,608
  25,000    Indonesia Bank (Commercial Banking)          310,610
   2,000    Isetan Co. (Retail)                           19,216
   3,000    Ishihara Sangyo Kaisha(a) (Chemicals)   $      5,839
   4,000    Ito Yokado Co. (Retail)                      216,682
  15,000    Itochu Corp. (Wholesale)                      51,934
   2,000    Itoham Foods Inc. (Food Processing)            7,786
   2,000    Iwatani International Corp.(a)
               (Wholesale)                                 5,351
   1,000    Jaccs Co., Ltd. (Financial Services)           5,699
  18,000    Japan Air Lines Co.(a) (Airlines)             65,452
  11,000    Japan Energy Corp. (Oil & Gas)                17,949
   4,000    Japan Steel Works (Machinery &
               Equipment)                                  4,141
   2,000    JGC Corp. (Engineering &
               Construction)                               6,411
   9,000    Joyo Bank (Commercial Banking)                45,772
   3,000    Jusco Co. (Retail)                            68,334
  10,000    Kajima Corp. (Building &
               Construction)                              43,982
   3,000    Kamigumi Co., Ltd. (Transportation)           11,927
   2,000    Kandenko Co. (Electrical Equipment)           12,342
   5,000    Kanebo Ltd.(a) (Textiles)                      5,674
   4,000    Kaneka Corp. (Chemicals)                      25,511
   9,000    Kansai Electrical Power (Electrical
               Utilities)                                160,275
   3,000    Kansai Paint Co. (Chemicals)                   7,653
   6,000    Kao Corp. (Cosmetics & Toiletries)            86,971
   1,000    Katokichi Co. (Food & Beverages)              16,400
  13,000    Kawasaki Heavy Industries (Machinery
               & Equipment)                               44,902
   6,000    Kawasaki Kisen Kaisha Ltd.
               (Transportation)                            6,560
  33,000    Kawasaki Steel Corp. (Iron & Steel)           63,141
   5,000    Keihin Electric Express Railway Co.,
               Ltd. (Railroads)                           20,707
   2,000    Kikkoman Corp. (Food Processing)              11,845
   3,000    Kinden Corp. (Electrical Equipment)           39,758
  17,000    Kinki Nippon Railway (Railroads)              97,018
  11,000    Kirin Brewery Co. (Food & Beverages)          90,566
   1,000    Kissei Pharmaceutical Co., Ltd.
               (Drugs & Health Care)                      16,235
   1,000    Kokuyo Co. (Office Equipment &
               Supplies)                                  23,689
  10,000    Komatsu Ltd. (Machinery & Equipment)          55,910
   1,000    Komori Corp. (Machinery & Equipment)          20,873
     200    Konami Co. (Computer Software &
               Services)                                   6,129
   4,000    Konica Corp. (Photography)                    21,337
   2,000    Koyo Seiko Co. (Automobiles & Auto
               Parts)                                     12,209
  14,000    Kubota Corp. (Machinery & Equipment)          54,502

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-35

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)

------------------------------------------------------------
Japan (cont'd.)

   7,000    Kumagai Gumi Co.(a) (Building &
               Construction)                        $      5,740
   3,000    Kurabo Industries (Textiles)                   4,572
   3,000    Kuraray Co. (Chemicals)                       26,340
   2,000    Kureha Chemical Industry Co. Ltd. Co.
               (Chemicals)                                 5,367
   1,000    Kurita Water Industries (Machinery &
               Equipment)                                 19,962
   1,800    Kyocera Corp. (Electronics)                  117,634
   4,000    Kyowa Hakko Kogyo Co. Ltd. (Drugs &
               Health Care)                               21,370
   1,000    Kyudenko Co. Ltd. (Engineering &
               Equipment)                                  5,715
   3,000    Lion Corp. (Cosmetics & Toiletries)           10,760
   1,000    Maeda Road Construction Co. (Building
               & Construction)                             6,055
   1,000    Makino Milling Machine (Machinery &
               Equipment)                                  5,177
   2,000    Makita Corp. (Electrical Equipment)           27,334
  15,000    Marubeni Corp. (Wholesale)                    49,698
   3,000    Maruha Corp. (Food Processing)                 5,492
   4,000    Marui Co.(a) (Retail)                         65,932
  22,000    Matsushita Electric Industrial Co.,
               Ltd. (Appliances & Household
               Durables)                                 397,250
   3,000    Meiji Milk Product Co., Ltd. (Food
               Processing)                                 9,890
   4,000    Meiji Seika Kaisha (Food & Beverages)         17,394
   4,000    Minebea Co.(a) (Electronic
               Components)                                44,397
   1,000    Misawa Homes Co. (Building &
               Construction)                               3,595
  23,000    Mitsubishi Chemical Corp. (Chemicals)         53,152
  16,000    Mitsubishi Corp. (Wholesale)                 155,057
  22,000    Mitsubishi Electric Corp.
               (Electronics)                              86,557
  13,000    Mitsubishi Estate Co., Ltd. (Real
               Estate)                                   189,514
   5,000    Mitsubishi Gas Chemicals Co.
               (Chemicals)                                17,974
  33,000    Mitsubishi Heavy Industries Ltd.
               (Engineering & Construction)              180,676
   2,000    Mitsubishi Logistics Corp.
               (Warehousing)                              23,192
  12,000    Mitsubishi Materials Corp.
               (Metals-Non Ferrous)                       35,981
   5,000    Mitsubishi Oil Co. (Oil & Gas)                13,418
   3,000    Mitsubishi Paper Mills (Paper &
               Packaging)                           $      7,355
   6,000    Mitsubishi Rayon Co. (Chemicals)              19,332
  13,000    Mitsubishi Trading & Banking
               (Commercial Banking)                      202,435
  16,000    Mitsui & Co. (Wholesale)                     125,768
   8,000    Mitsui Engineering & Shipbuilding
               Co., Ltd.(a) (Engineering &
               Construction)                              10,271
   8,000    Mitsui Fudosan Co., Ltd. (Real
               Estate)                                    97,407
   7,000    Mitsui Marine & Fire Insurance Co.,
               Ltd. (Insurance)                           40,586
   5,000    Mitsui Mining & Smelting Co.
               (Metals-Non Ferrous)                       21,494
  11,000    Mitsui O.S.K. Lines (Transportation)          14,031
   1,000    Mitsui Soko Co. (Warehousing)                  4,390
  11,000    Mitsui Trust & Banking Co.
               (Commercial Banking)                       54,759
   5,000    Mitsukoshi Ltd. (Retail)                      24,890
   1,000    Mori Seiki Co. (Machinery &
               Equipment)                                 11,679
   2,000    Murata Manufacturing Co., Ltd.
               (Electronics)                              86,474
   3,000    Mycal Corp. (Retail)                          33,297
   2,000    Nagase & Co. (Wholesale)                       9,774
   8,000    Nagoya Railroad Co. (Railroads)               28,692
     400    Namco Ltd. (Gaming)                           14,711
   5,000    Nankai Electric Railway Co.
               (Railroads)                                23,772
  16,000    NEC Corp. (Electronics)                      194,815
   4,000    NGK Insulators Ltd. (Diversified
               Industries)                                37,439
   2,000    NGK Spark Plug Co. (Automobiles &
               Auto Parts)                                17,891
   4,000    Nichido Fire & Marine Insurance
               (Insurance)                                26,174
   3,000    Nichirei Corp. (Food Processing)               8,796
   3,000    Nihon Cement Co. (Building &
               Construction)                               8,324
   4,000    Nikon Corp. (Photography)                     62,950
   1,000    Nippon Comsys Corp. (Engineering &
               Equipment)                                 13,004
  11,000    Nippon Express Co., Ltd.
               (Transportation)                           64,143
   6,000    Nippon Fire & Marine Insurance
               (Insurance)                                26,290
   5,000    Nippon Light Metal Co., Ltd.
               (Metals-Non Ferrous)                       11,141

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-36

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)

   2,000    Nippon Meat Packers, Inc. (Food
               Processing)                          $     26,505
  13,000    Nippon Oil Co. (Oil & Gas)                    53,193
  10,000    Nippon Paper Industries Co. (Paper &
               Packaging)                                 54,833
   1,000    Nippon Sharyo Ltd. (Machinery &
               Equipment)                                  3,653
   4,000    Nippon Sheet Glass Co. (Glass
               Products)                                   8,415
   3,000    Nippon Shinpan Co. (Financial
               Services)                                   6,063
   2,000    Nippon Shokubai Co. (Chemicals)               12,308
  66,000    Nippon Steel Corp. (Iron & Steel)            145,415
   3,000    Nippon Suisan Kaisha(a) (Food
               Processing)                                 4,672
     128    Nippon Telegraph & Telephone Corp.
               (Telecommunications)                    1,176,841
  12,000    Nippon Yusen K.K. (Transportation)            40,255
   3,000    Nishimatsu Construction Co. (Building
               & Construction)                            16,649
  26,000    Nissan Motor Co., Ltd. (Automobiles)         155,057
   2,000    Nisshinbo Industries, Inc. (Textiles)         13,236
   1,000    Nissin Food Products Co., Ltd. (Food
               Processing)                                23,358
   1,000    Nitto Denko Corp. (Electronics)               18,719
  36,000    NKK Corp. (Iron & Steel)                      48,306
   2,000    NOF Corp. (Diversified Industries)             4,522
  20,000    Nomura Securities Co., Ltd.
               (Financial Services)                      260,084
   2,000    Noritake Co. (Appliances & Household
               Durables)                                  12,507
   6,000    NSK Ltd. (Machinery & Equipment)              25,644
   5,000    NTN Corp. (Machinery & Equipment)             20,252
   8,000    Obayashi Corp. (Building &
               Construction)                              48,306
   7,000    Odakyu Electric Railway (Railroads)           34,962
  11,000    Oji Paper Co. (Paper & Packaging)             49,201
   1,000    Okuma Corp. (Machinery & Equipment)            4,986
   2,000    Okumura Corp. (Building &
               Construction)                              10,321
   3,000    Olympus Optical Co. (Photography)             20,152
   3,000    Omron Corp. (Electronics)                     62,868
   2,000    Onward Kashiyama & Co., Ltd.
               (Apparel)                                  28,825
   3,000    Orient Corp. (Financial Services)       $      6,610
     600    Orix Corp. (Financial Services)               45,622
  26,000    Osaka Gas Co. (Natural Gas Utilities)         62,023
     100    Oyo Corp. (Business Services)                  2,742
   4,000    Penta-Ocean Construction (Building &
               Construction)                               8,415
   2,000    Pioneer Electronic Corp. (Appliances
               & Household Durables)                      42,574
   2,000    Q.P. Corp. (Financial Services)               14,081
   3,000    Renown Inc. (Apparel)                          3,454
   1,000    Rohm Co., Ltd. (Electronics)                 117,618
  34,000    Sakura Bank (Commercial Banking)             162,495
   1,000    Sanden Corp. (Automobiles & Auto
               Parts)                                      7,090
   2,000    Sankyo Aluminium Industry Co.
               (Building & Construction)                   3,114
   5,000    Sankyo Co. (Drugs & Health Care)             173,114
   1,000    Sanrio Co.(a) (Entertainment)                  6,875
   2,000    Sanwa Shutter Corp. (Building &
               Construction)                              14,247
  20,000    Sanyo Electric Co. (Appliances &
               Household Durables)                        61,294
   3,000    Sapporo Breweries (Food & Beverages)          19,978
   1,000    Secom Co., Ltd. (Business Services)           67,506
   1,000    Sega Enterprises Ltd. (Electronics)           29,404
   1,000    Seino Transportation Co.
               (Transportation)                            9,028
   2,000    Seiyu Ltd. (Retail)                            8,349
   6,000    Sekisui Chemical Corp., Ltd.
               (Building Materials & Products)            45,175
   7,000    Sekisui House Ltd. (Building &
               Construction)                              66,678
  12,000    Sharp Corp. (Appliances & Household
               Durables)                                 109,335
     500    Shimachu Co. (Retail)                         10,726
   1,000    Shimano Inc. (Machinery & Equipment)          23,192
   8,000    Shimizu Corp. (Building &
               Construction)                              35,782
   4,000    Shin-Etsu Chemical Co., Ltd.
               (Chemicals)                               109,997
   4,000    Shionogi & Co. (Drugs & Health Care)          24,882
   4,000    Shiseido Co., Ltd. (Cosmetics &
               Toiletries)                                64,276
   8,000    Shizuoka Bank (Commercial Banking)            85,480
  11,000    Showa Denko KK (Chemicals)                    18,860
   1,000    Skylark Co. (Hotels & Restaurants)            12,673
     600    SMC Corp. (Machinery & Equipment)             57,152

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-37

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)

   3,000    Snow Brand Milk Products (Food
               Processing)                          $      9,790
   3,900    Sony Corp. (Appliances & Household
               Durables)                                 368,260
  31,000    Sumitomo Bank (Commercial Banking)           467,324
  17,000    Sumitomo Chemical Co., Ltd.
               (Chemicals)                                62,379
  11,000    Sumitomo Corp. (Wholesale)                    82,001
   7,000    Sumitomo Electric Industries
               (Electrical Equipment)                    100,306
   2,000    Sumitomo Forestry Co., Ltd.
               (Diversified Industries)                   15,738
   6,000    Sumitomo Heavy Industries Ltd.
               (Engineering & Construction)               15,953
   7,000    Sumitomo Marine & Fire Insurance Co.
               (Insurance)                                48,414
  32,000    Sumitomo Metal Industries(a) (Iron &
               Steel)                                     66,529
   6,000    Sumitomo Metal Mining Co. (Precious
               Metals)                                    32,105
   5,000    Sumitomo Osaka Cement Co. (Building
               Materials & Products)                       9,567
  10,000    Taisei Corp. (Construction)                   37,356
   4,000    Taisho Pharmacy Co., Ltd. (Drugs &
               Health Care)                              105,690
   1,000    Taiyo Yuden Co. (Diversified
               Industries)                                11,182
   2,000    Takara Shuzo Co. (Food & Beverages)           10,685
   1,000    Takara Standard Co., Ltd. (Building &
               Construction)                               7,107
   3,000    Takashimaya Co. (Retail)                      30,813
   9,000    Takeda Chemical Industries (Drugs &
               Health Care)                              269,858
   1,000    Takuma Co. Ltd. (Building &
               Construction)                               9,940
  10,000    Teijin Ltd. (Chemicals)                       31,475
   3,000    Teikoku Oil Co. (Oil & Gas)                   10,337
   2,000    Toa Corp. (Building & Construction)            4,108
   9,000    Tobu Railway Co. (Railroads)                  37,050
   1,000    Toei Co. (Entertainment)                       4,995
     100    Toho Co. (Entertainment)                      13,501
   5,000    Tohoku Electric Power Co.,
               Inc.(Electrical Utilities)                 80,759
  21,000    Tokai Bank (Commercial Banking)         $    173,768
  16,000    Tokio Marine & Fire Insurance Co.
               (Insurance)                               192,164
   2,000    Tokyo Broadcasting System Inc.
               (Broadcasting & Other Media)               35,285
   2,000    Tokyo Dome Corp. (Entertainment)              19,382
  13,200    Tokyo Electric Power Co. (Electrical
               Utilities)                                253,657
   2,000    Tokyo Electron Ltd. (Electronics)            122,091
  29,000    Tokyo Gas Co. (Natural Gas Utilities)         68,699
   1,400    Tokyo Steel Manufacturing Co. (Iron &
               Steel)                                      9,915
   1,000    Tokyo Style Co. (Apparel)                     10,022
   2,000    Tokyo Tatemono Co., Ltd. (Real
               Estate)                                     8,068
   3,000    Tokyotokeiba Co. (Gaming)                      5,516
  11,000    Tokyu Corp. (Transportation)                  52,845
   7,000    Toppan Printing Co. (Printing &
               Publishing)                                96,828
  15,000    Toray Industries Inc. (Chemicals)             88,586
   5,000    Tosoh Corp. (Chemicals)                       10,561
   2,000    Tostem Corp. (Building Materials &
               Products)                                  31,807
   4,000    Toto Ltd. (Building Materials &
               Products)                                  40,752
   2,000    Toyo Engineering (Engineering &
               Construction)                               4,473
   2,000    Toyo Seikan Kaisha (Containers)               34,954
   7,000    Toyobo Co. (Textiles)                         11,132
   3,000    Toyoda Auto Loom Works Ltd.
               (Machinery & Equipment)                    59,637
  38,000    Toyota Motor Corp. (Automobiles)           1,164,582
   2,000    Tsubakimoto Chain Co. (Machinery &
               Equipment)                                  8,150
   8,000    Ube Industries Ltd. (Chemicals)               16,168
     600    Uni-Charm Corp. (Paper & Packaging)           18,835
   5,000    Unitika Ltd.(a) (Chemicals)                    5,384
   2,000    Uny Co. (Retail)                              30,150
   2,000    Wacoal Corp. (Apparel)                        22,033
   2,000    Yamaguchi Bank (Commercial Banking)           28,328
   2,000    Yamaha Corp. (Entertainment)                  31,144
  12,000    Yamaichi Securities Co. (Financial
               Services)                                  24,650
   3,000    Yamanouchi Pharmaceutical Co., Ltd.
               (Drugs & Health Care)                      74,050
   4,000    Yamato Transport Co. (Transportation)         49,035

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-38

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)

   2,000    Yamazaki Baking Co (Food Processing)    $     27,665
  10,000    Yasuda Trust & Banking(a) (Commercial
               Banking)                                   29,487
   3,000    Yokogawa Electric Corp. (Electronic
               Components)                                16,276
                                                    ------------
                                                      18,590,370

------------------------------------------------------------
Malaysia--3.1%

   4,000    AMMB Holdings Berhad (Commercial
               Banking)                                   10,489
  10,000    Amsteel Corp. (Iron & Steel)                   4,411
   9,000    Berjaya Group Berhad (Diversified
               Industries)                                 4,637
   6,000    Berjaya Land Berhad (Real Estate)              8,070
   8,000    Commerce Asset Holdings (Commercial
               Banking)                                    8,983
   2,000    Edaran Otomobil Nasional Berhad
               (Automobiles)                               8,021
   5,000    Ekran Berhad (Building &
               Construction)                               6,571
  10,000    Golden Hope Plants (Agriculture)              14,561
   3,000    Guinness Anchor Berhad (Food &
               Beverages)                                  4,627
   6,000    Highlands & Lowlands (Agriculture)             7,515
   2,000    Hong Leong Industries Berhad
               (Diversified Industries)                    4,134
   7,000    Hong Leong Properties Berhad (Real
               Estate)                                     4,794
   2,000    Hume Industries Berhad (Building &
               Construction)                               4,319
   6,000    Idris Hydraulic Berhad(a) (Appliances
               & Household Durables)                       3,813
   9,000    Ioi Corp. (Agriculture)                        9,107
   3,000    Jaya Tiasa Holdings (Diversified
               Industries)                                 8,283
   4,000    Kedah Cement Holdings Berhad
               (Building Materials & Products)             3,640
   7,000    Kuala Lumpur Kepong Berhad
               (Agriculture)                              17,276
   5,000    Land & General Berhad (Diversified
               Industries)                                 3,224
   4,000    Leader Universal Holdings (Wire &
               Cable)                               $      3,208
  16,000    Magnum Corp. Berhad (Entertainment)           14,067
  11,000    Malayan Banking Berhad (Commercial
               Banking)                                   55,313
   4,000    Malayan Cement Holdings Berhad Class
               B (Building Materials & Products)           4,122
  13,000    Malayan United Industries (Financial
               Services)                                   5,695
   8,000    Malayasian Airline System (Airlines)          12,833
  10,000    Malayasian International Shipping
               Corp. (Transportation)                     19,127
   8,000    Malaysian Mining Corp. Berhad
               (Mining)                                    5,972
   1,000    Malaysian Oxygen Berhad (Chemicals)            3,702
   2,000    Malaysian Pacific Industries
               (Diversified Services)                      7,157
  10,000    Malaysian Resources Corp. (Real
               Estate)                                     8,730
   8,000    MBF Capital Berhad (Financial
               Companies)                                  6,663
   8,000    Metroplex Berhad (Real Estate)                 5,281
   8,000    Mulpha Intl. Berhad (Wholesale)                3,381
   8,000    Multi-Purpose Holdings Berhad
               (Diversified Industries)                    5,972
   4,000    Mycom Berhad (Real Estate)                     3,196
   2,000    Nestle Malay Berhad (Food Processing)         11,785
   2,000    New Straits Times 'A' Berhad
               (Printing & Publishing)                     6,047
   2,000    Oriental Holdings Berhad
               (Automobiles)                               8,144
   8,000    Pan-Malaysia Cement Works Berhad
               (Building & Construction)                   7,355
   4,000    Perlis Plantations Berhad (Food
               Processing)                                 8,638
   6,000    Perusahaan Otomobil Nasional(a)
               (Automobiles)                              16,751
  17,000    Public Bank Berhad (Commercial
               Banking)                                   14,737
   3,000    Rashid Hussain Berhad (Financial
               Services)                                   6,895
  12,000    Resorts World Berhad (Entertainment)          26,284
  15,000    RHB Capital Berhad (Commercial
               Banking)                                   17,769
   3,000    RJ Reynolds Berhad (Tobacco)                   5,136
   3,000    Rothmans Pall Mall Berhad (Tobacco)           24,294

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-39

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Malaysia (cont'd.)
   3,000    Shell Refining Co. (Oil & Gas)          $      7,219
  24,000    Sime Darby Berhad (Diversified
               Industries)                                49,976
   4,000    Sungei Way Holdings (Mining)                   3,677
   7,000    Ta Enterprise Berhad (Financial
               Services)                                   4,125
   7,000    Tan Chong Motor Holdings
               (Automobiles)                               5,766
   8,000    Technology Resources Industries
               Berhad (Telecommunications)                 9,724
  30,000    Telekom Malaysia Berhad
               (Telecommunications)                       91,160
  32,000    Tenaga Nasional Berhad (Electrical
               Utilities)                                 86,378
   7,000    Time Engineering Berhad (Building &
               Construction)                               4,945
   3,000    UMW Holdings Berhad (Machinery &
               Equipment)                                  6,016
   8,000    United Engineers Malaysia Berhad
               (Building & Construction)                  25,667
  13,000    YTL Corp. (Diversified Industries)            16,363
                                                    ------------
                                                         765,745
------------------------------------------------------------
New Zealand--0.8%
  27,900    Brierley Investments Ltd.
               (Diversified Industries)                   24,107
  16,000    Carter Holt Harvey Ltd. (Diversified
               Resources)                                 34,716
   3,300    Fletcher Challenge Buildings
               (Building Materials & Products)            10,772
   3,400    Fletcher Challenge Energy (Oil & Gas)         15,363
   8,000    Fletcher Challenge Forestry Ltd.
               (Diversified Resources)                     9,985
   6,700    Fletcher Challenge Paper (Paper &
               Packging)                                  13,208
   5,500    Lion Nathan Ltd. (Food & Beverages)           13,447
  18,000    Telecom Corp. of New Zealand
               (Telecommunications)                       91,244
                                                    ------------
                                                         212,842
------------------------------------------------------------
Singapore--2.5%
   8,000    City Developments Ltd. (Real Estate)          51,764
   1,000    Creative Technology Ltd.(a)
               (Electronic Components)                    26,340
   2,000    Cycle & Carriage Ltd.(a)
               (Automobiles)                              12,091
  10,000    DBS Land Ltd. (Real Estate)                   24,313
   4,000    Development Bank of Singapore Ltd.
               (Commercial Banking)                       40,784
   3,000    First Capital Corp. (Real Estate)       $      6,706
   3,000    Fraser & Neave Ltd. (Food &
               Beverages)                                 17,157
   4,000    Hotel Properties Ltd. (Hotels &
               Restaurants)                                4,941
   2,000    Inchcape Berhad (Automobiles)                  6,993
   1,000    Jurong Shipyard Ltd. (Engineering &
               Construction)                               4,444
   8,000    Keppel Corp., Ltd. (Engineering &
               Construction)                              31,895
   3,000    Natsteel Ltd. (Iron & Steel)                   8,196
   7,000    Neptune Orient Lines Ltd.
               (Transportation)                            5,444
   1,000    Overseas Union Enterprises (Hotels &
               Restaurants)                                3,987
   9,000    Overseas Chinese Banking Corp., Ltd.
               (Commercial Banking)                       62,352
   3,000    Parkway Holdings Ltd. (Real Estate)           12,157
  10,000    Singapore Airlines Ltd. (Airlines)            73,855
   3,000    Singapore Press Holdings Ltd.
               (Printing & Publishing)                    44,117
   7,000    Singapore Technologies Industrial
               Corp. (Diversified Industries)             12,673
  61,000    Singapore Telecommunications
               (Telecommunications)                      103,260
   3,000    Straits Trading Co.(a) (Metals)                5,294
   6,000    United Overseas Land Ltd. (Real
               Estate)                                     7,529
   8,000    United Overseas Bank Ltd. (Commercial
               Banking)                                   59,084
  10,000    UTD Industrial Corp. (Real Estate)             6,928
                                                    ------------
                                                         632,304
                                                    ------------
            Total common stocks
               (cost US$24,488,374)                   24,185,290
                                                    ------------
PREFERRED STOCKS--0.3%
Australia--0.3%
  15,400    News Corp., Ltd. (Broadcasting &
               Other Media)                               68,137
   5,300    Sydney Harbour Casino Holdings
               Ltd.(a) (Gaming)
               (cost US$72,532)                            7,446
                                                    ------------
                                                          75,583
                                                    ------------
            Total long-term investments
               (cost US$24,560,906)                   24,260,873
                                                    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-40

Portfolio of Investments as of             PRUDENTIAL DRYDEN FUND
September 30, 1997                         PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENT--1.2%

JOINT REPURCHASE AGREEMENT

United States--1.2%

    $287    Joint Repurchase Agreement Account,
               6.127%, 10/01/97

               (cost US$287,000; Note 5)            $    287,000
                                                    ------------
------------------------------------------------------------
Total Investments--99.4%

            (cost US$24,847,906; Note 4)              24,547,873
            Other assets in excess of
               liabilities--0.6%                         151,187
                                                    ------------
            Net Assets--100%                        $ 24,699,060
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1997 was as follows:


Commercial Banking....................................   16.2%
Telecommunications....................................    7.1
Automobiles...........................................    7.0
Real Estate...........................................    5.3
Electronics...........................................    5.2
Appliances & Household Durables.......................    4.1
Diversified Industries................................    3.4
Drugs & Health Care...................................    3.3
Electrical Utilities..................................    2.9
Retail................................................    2.8
Chemicals.............................................    2.6
Financial Services....................................    2.4
Building & Construction...............................    2.4
Machinery & Equipment.................................    2.0
Wholesale.............................................    2.0
Railroads.............................................    1.9
Insurance.............................................    1.5
Food & Beverages......................................    1.5
Iron & Steel..........................................    1.4
Mining................................................    1.4
Printing & Publishing.................................    1.4
Transportation........................................    1.3
Office Equipment & Supplies...........................    1.2
Hotels & Restaurants..................................    1.2
Building Materials & Products.........................    1.1
Electrical Equipment..................................    1.1
Engineering & Construction............................    1.0
Automobiles & Auto Parts..............................    1.0
Food Processing.......................................    1.0
Computers.............................................    1.0
Natural Gas Utilities.................................    0.9
Broadcasting & Other Media............................    0.9
Airlines..............................................    0.8
Electronic Components.................................    0.8
Tires & Rubber........................................    0.8
Paper & Packaging.....................................    0.7
Oil & Gas.............................................    0.7
Cosmetics & Toiletries................................    0.7
Diversified Resources.................................    0.6
Entertainment.........................................    0.5
Photography...........................................    0.4
Glass Products........................................    0.4
Business Services.....................................    0.3
Metals-Non Ferrous....................................    0.3
Apparel...............................................    0.2
Gaming................................................    0.2
Agriculture...........................................    0.2
Engineering & Equipment...............................    0.2
Precious Metals.......................................    0.2
Tobacco...............................................    0.1
Containers............................................    0.1
Textiles..............................................    0.1
Optical Supplies......................................    0.1
Warehousing...........................................    0.1
Computer Software & Services..........................    0.1
Aircrafts and Parts...................................    0.1
Short-Term Investment.................................    1.2
                                                        -----
                                                         99.4%
Other assets in excess of liabilities.................    0.6
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-41

                                             PRUDENTIAL DRYDEN FUND
Statement of Assets and Liabilities          PRUDENTIAL PACIFIC INDEX FUND

--------------------------------------------------------------------------------


Assets                                                                                                      September 30, 1997
                                                                                                            ------------------
Investments, at value (cost $24,847,906)...............................................................         $ 24,547,873
Foreign currency, at value (cost $4,724,397)...........................................................            4,670,182
Dividends and interest receivable......................................................................               61,143
Due from Manager.......................................................................................               31,985
Deferred offering costs................................................................................               19,792
                                                                                                             ----------------
   Total assets........................................................................................           29,330,975
                                                                                                             ----------------
Liabilities

Bank overdraft.........................................................................................               99,617
Payable for investments purchased......................................................................            4,469,156
Accrued expenses and other liabilities.................................................................               34,100
Deferred offering costs payable (Note 1)...............................................................               20,123
Foreign withholding taxes payable......................................................................                8,919
                                                                                                             ----------------
   Total liabilities...................................................................................            4,631,915
                                                                                                             ----------------
Net Assets.............................................................................................         $ 24,699,060
                                                                                                             ----------------
                                                                                                             ----------------
Net assets were comprised of:

   Shares of beneficial interest, at par...............................................................         $      2,500
   Paid-in capital in excess of par....................................................................           24,997,700
                                                                                                             ----------------
                                                                                                                  25,000,200

   Undistributed net investment income.................................................................                7,343
   Net unrealized depreciation on investments and foreign currencies...................................             (308,483)
                                                                                                             ----------------
Net assets, September 30, 1997.........................................................................         $ 24,699,060
                                                                                                             ----------------
                                                                                                             ----------------
Net asset value per share

   ($24,699,060 / 2,500,020 shares of beneficial interest issued and outstanding)......................                $9.88
                                                                                                             ----------------
                                                                                                             ----------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-42

PRUDENTIAL DRYDEN FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Operations

------------------------------------------------------------

                                             September 24, 1997(a)

                                                    Through

Net Investment Income                         September 30, 1997
                                              --------------------

Income
   Dividends (net of foreign withholding
      taxes of $8,888)....................        $    51,984
   Interest...............................              4,015
                                             -----------------
      Total income........................             55,999
                                             -----------------
Expenses
   Management fee.........................              1,630
   Audit fees and expenses................             15,000
   Custodian's fees and expenses..........             10,000
   Registration fees......................              7,600
   Reports to shareholders................              1,000
   Miscellaneous..........................                831
                                             -----------------
      Total expenses......................             36,061
   Less: Expense subsidy (Note 2).........            (33,615)
                                             -----------------
      Net expenses........................              2,446
                                             -----------------
Net investment income.....................             53,553
                                             -----------------
Realized and Unrealized Loss on
Investments and Foreign Currency Transactions
Net realized loss on Foreign currency
   transactions...........................            (46,210)
                                             -----------------
Net change in unrealized depreciation on:
   Investments............................           (300,033)
   Foreign currencies.....................             (8,450)
                                             -----------------
                                                     (308,483)

                                             -----------------
Net loss on investments and foreign
   currencies.............................           (354,693)
                                             -----------------
Net Decrease in Net Assets

Resulting from Operations.................        $  (301,140)
                                             -----------------
                                             -----------------

---------------
(a) Commencement of investment operations.

PRUDENTIAL DRYDEN FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Changes in Net Assets

------------------------------------------------------------

                                             September 24, 1997(a)

Increase (Decrease)                                 Through

in Net Assets                                 September 30, 1997
                                              -------------------

Operations
   Net investment income...................       $    53,553
   Net realized loss on foreign currency
      transactions.........................           (46,210)
   Net change in unrealized depreciation on
      investments and foreign currencies...          (308,483)
                                             -----------------
   Net decrease in net assets resulting
      from operations......................          (301,140)
                                             -----------------
Fund share transactions
   Net proceeds from Fund shares sold......        25,000,200
                                             -----------------
Total increase.............................        24,699,060
                                             -----------------
Net Assets

Beginning of period........................                 0
                                             -----------------
End of period..............................       $24,699,060
                                             -----------------
                                             -----------------

---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-43

                                             PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS                PRUDENTIAL PACIFIC INDEX FUND

--------------------------------------------------------------------------------
Prudential Dryden Fund (the "Company") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Deleware business trust on May 11, 1992 and currently consists of six separate funds. Prudential Pacific Index Fund (the 'Fund') commenced investment operations on September 24, 1997 when 2,500,020 shares of beneficial interest of the Fund were sold for $25,000,200 to The Prudential Insurance Company of America ("The Prudential").

The investment objective of the Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange, are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest

--------------------------------------------------------------------------------

                                                          PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS                      PRUDENTIAL PACIFIC INDEX FUND

--------------------------------------------------------------------------------
income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Offering Expenses: Approximately $20,000 of offering and initial registration costs have been deferred and are being amortized over the period of benefit not to exceed 12 months from the date the Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $46,210 relating to net realized foreign currency loss. Net investment income, net realized gains and net assets were not affected by these changes.

------------------------------------------------------------
NOTE 2. AGREEMENTS

The Company has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

PIFM has agreed to subsidize the operating expenses of the Fund until September 30, 1998, so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. For the period ended September 30, 1997, PIFM subsidized $33,615 of the expenses of the Fund (8.25% of average net assets annualized, $.013 per share).

PSI, PIFM and PIC are wholly-owned subsidiaries of The Prudential.

The Company, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. As of September 30, 1997, the Fund has not yet incurred any transfer agent fees.

------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases of investment securities, other than short-term investments, for the period September 24, 1997 through September 30, 1997 were $24,560,906. There were no sales of investment securities.

The United States federal income tax cost basis of the Fund's investments at September 30, 1997 was $24,850,501 and, accordingly, net unrealized depreciation for federal income tax purposes was $302,628 (gross unrealized appreciation--$267,910; gross unrealized depreciation--$570,538).

--------------------------------------------------------------------------------

                                                          PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL PACIFIC INDEX FUND

--------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of September 30, 1997, the Fund had a 0.02% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $287,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Credit Suisse First Boston Corp., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/01/97. The value of the collateral including accrued interest was $352,935,110.

Goldman, Sachs & Co., Inc., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/01/97. The value of the collateral including accrued interest was $347,820,010.

Morgan Stanley, Dean Witter, Discover & Co., 6.15%, in the principal amount of $325,256,000, repurchase price $325,311,565, due 10/01/97. The value of the collateral including accrued interest was $331,761,960.

UBS Securities LLC, 6.06%, in the principal amount of $341,000,000, repurchase price $341,057,402, due 10/01/97. The value of the collateral including accrued interest was $347,821,030.

------------------------------------------------------------
NOTE 6. CAPITAL

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest for the period September 24, 1997 through September 30, 1997 were as follows:


                                         Shares        Amount
                                        ---------    -----------
Shares sold...........................  2,500,020    $25,000,200
                                        ---------    -----------
Net increase in shares outstanding....  2,500,020    $25,000,200
                                        ---------    -----------
                                        ---------    -----------

At September 30, 1997, all of the outstanding shares were owned by The
Prudential.

--------------------------------------------------------------------------------

                                                          PRUDENTIAL DRYDEN FUND
FINANCIAL HIGHLIGHTS                             PRUDENTIAL PACIFIC INDEX FUND

--------------------------------------------------------------------------------

                                                                               September 24, 1997(a)
                                                                                      Through
                                                                                September 30, 1997
                                                                               ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................................          $ 10.00
                                                                                       ------
Income from investment operations

Net investment income(c)....................................................             0.02
Net realized and unrealized loss on investment and foreign currency
   transactions.............................................................            (0.14)
                                                                                       ------
   Total from investment operations.........................................            (0.12)
                                                                                       ------
Net asset value, end of period..............................................          $  9.88
                                                                                       ------
                                                                                       ------
TOTAL RETURN(d).............................................................            (1.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................................          $24,699
Average net assets (000)....................................................          $24,802
Ratios to average net assets: (c)
   Expenses.................................................................              .60%(b)
   Net investment income....................................................            13.14%(b)
Portfolio turnover..........................................................                0%
Average commission rate paid per share......................................          $0.0087

---------------
(a) Commencement of investment operations.

(b) Annualized.

(c) Net of expense subsidy.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-47

                                                          PRUDENTIAL DRYDEN FUND
Report of Independent Accountants                  PRUDENTIAL PACIFIC INDEX FUND

--------------------------------------------------------------------------------
To the Trustees and Shareholders of
Prudential Dryden Fund--Prudential Pacific Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Dryden Fund--Prudential Pacific Index Fund (the 'Fund', one of the portfolios constituting Prudential Dryden Fund) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period September 24, 1997 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 19, 1997

--------------------------------------------------------------------------------

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.8%
COMMON STOCKS--95.8%
------------------------------------------------------------
Aerospace/Defense--2.1%
  1,800    Aeroquip-Vickers Inc.                    $     88,200
 36,700    Allied-Signal, Inc.                         1,559,750
 65,550    Boeing Co.                                  3,568,378
  4,100    General Dynamics Corp.                        357,213
 12,530    Lockheed Martin Corp.                       1,336,011
  4,300    Northrop Grumman Corp.                        521,913
 15,300    Raytheon Co.                                  904,612
 13,700    Rockwell International Corp.                  862,244
 15,200    United Technologies Corp.                   1,231,200
                                                    ------------
                                                      10,429,521
----------------------------------------------------------------
Airlines--0.3%
  5,850    AMR Corp.(a)                                  647,522
  4,700    Delta Airlines, Inc.                          442,681
  9,700    Southwest Airlines Co.                        309,794
  5,000    USAir Group, Inc.(a)                          206,875
                                                    ------------
                                                       1,606,872
----------------------------------------------------------------
Aluminum--0.4%
 14,600    Alcan Aluminum Ltd.                           507,350
 11,200    Aluminum Co. of America                       918,400
  4,850    Reynolds Metals Co.                           343,441
                                                    ------------
                                                       1,769,191
----------------------------------------------------------------
Automobiles & Trucks--2.0%
 44,600    Chrysler Corp.                              1,641,838
  2,400    Cummins Engine, Inc.                          187,350
  6,800    Dana Corp.                                    335,750
  4,100    Echlin Inc.                                   143,756
 77,400    Ford Motor Co.                              3,502,350
 47,400    General Motors Corp.                        3,172,837
 11,600    Genuine Parts Co.                             357,425
  5,200    Johnson Controls, Inc.                        257,725
  4,720    Navistar International Corp.(a)               130,390
  3,600    Safety-Kleen Corp.                       $     86,175
                                                    ------------
                                                       9,815,596
----------------------------------------------------------------
Banking--7.8%
 37,730    Banc One Corp.                              2,105,806
  9,400    Bank of Boston Corp.                          831,312
 25,000    Bank of New York Co., Inc.                  1,200,000
 45,400    BankAmerica Corp.                           3,328,387
  6,300    Bankers Trust NY Corp.                        771,750
 12,700    Barnett Banks, Inc.                           898,525
 27,908    Chase Manhattan Corp.                       3,293,144
 30,000    Citicorp                                    4,018,125
  6,900    Comerica, Inc.                                544,669
 13,300    CoreStates Financial Corp.                    880,294
 10,200    Fifth Third Bancorp                           666,825
 19,001    First Chicago Corp.                         1,429,825
 37,200    First Union Corp.                           1,862,325
 16,887    Fleet Financial Group, Inc.                 1,107,154
  3,600    Golden West Financial Corp.                   323,100
  6,500    H.F. Ahmanson & Co.                           369,281
 10,200    Huntington Bancshares, Inc.                   367,838
 14,400    KeyCorp                                       916,200
 16,850    Mellon Bank Corp.                             922,537
 12,000    Morgan (J.P.) & Co., Inc.                   1,363,500
 14,200    National City Corp.                           874,187
 47,176    NationsBank Corp.                           2,919,015
 24,200    Norwest Corp.                               1,482,250
 20,700    PNC Bank Corp.                              1,010,419
  6,100    Providian Financial Corp.                     242,094
  3,500    Republic New York Corp.                       397,688
 10,500    State Street Bank Corp.                       639,844
 14,400    Suntrust Banks, Inc.                          978,300
 15,919    U.S. Bancorp                                1,536,183
  5,776    Wells Fargo & Co.                           1,588,400
                                                    ------------
                                                      38,868,977

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-49

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages--3.3%
  2,300    Adolph Coors Co.                         $     87,113
 31,800    Anheuser Busch Cos., Inc.                   1,434,975
  4,700    Brown-Forman Corp.                            233,531
161,200    Coca-Cola Co.                               9,823,125
 99,700    PepsiCo, Inc.                               4,044,081
 24,100    Seagram Co., Ltd.                             849,525
                                                    ------------
                                                      16,472,350
----------------------------------------------------------------
Chemicals--2.0%
  7,100    Air Products & Chemicals, Inc.                588,856
 15,000    Dow Chemical Co.                            1,360,313
 73,300    E.I. du Pont de Nemours & Co.               4,512,531
  5,200    Eastman Chemical Co.                          322,400
  6,400    Hercules, Inc.                                318,400
 38,200    Monsanto Co.                                1,489,800
  4,300    Nalco Chemical Co.                            172,269
  4,100    Rohm & Haas Co.                               393,344
  6,300    Sigma-Aldrich Corp.                           207,506
  4,540    Solutia Inc. (a)                               90,800
  8,000    Union Carbide Corp.                           389,500
                                                    ------------
                                                       9,845,719
----------------------------------------------------------------
Chemical-Specialty--0.4%
  9,125    Engelhard Corp.                               196,758
  3,800    Great Lakes Chemical Corp.                    187,388
  9,200    Morton International, Inc.                    326,600
 10,400    Praxair, Inc.                                 532,350
  2,700    Raychem Corp.                                 228,150
  4,700    W.R. Grace & Co.                              346,037
                                                    ------------
                                                       1,817,283
----------------------------------------------------------------
Commercial Services--0.2%
 26,425    CUC International, Inc.(a)                    819,175
  5,300    Deluxe Corp.                                  177,881
  2,100    Harland (John H.) Co.                          48,431
  5,700    Moore Corp. Ltd.                              108,300
                                                    ------------
                                                       1,153,787
----------------------------------------------------------------
Computer Software & Services--5.6%
 22,400    3Com Corp.(a)                            $  1,148,000
  4,600    Adobe Systems, Inc.                           231,725
  3,200    AutoDesk, Inc.                                145,200
 18,900    Automatic Data Processing, Inc.               945,000
 12,700    Bay Networks, Inc.(a)                         490,537
 10,200    Cabletron Systems, Inc.(a)                    326,400
  5,100    Ceridian Corp.(a)                             188,700
    920    ChoicePoint Inc.(a)                            34,385
 43,600    Cisco Systems, Inc.(a)                      3,185,525
 23,650    Computer Associates International,
             Inc.                                      1,698,366
  5,050    Computer Sciences Corp.(a)                    357,288
 21,600    Dell Computer Corp.(a)                      2,092,500
 16,100    EMC Corp.(a)                                  939,837
  5,600    KLA Instruments Corp.(a)                      378,350
 13,700    Micron Technology Inc.                        475,219
 77,900    Microsoft Corp.(a)                         10,307,144
 21,900    Novell, Inc.(a)                               196,416
 63,562    Oracle Systems Corp.(a)                     2,316,040
  8,000    Parametric Technology Co.(a)                  353,000
 15,700    Seagate Technology, Inc.(a)                   567,162
 11,700    Silicon Graphics Inc.(a)                      307,125
 24,000    Sun Microsystems Inc.(a)                    1,123,500
                                                    ------------
                                                      27,807,419
----------------------------------------------------------------
Construction--0.1%
  5,400    Fluor Corp.                                   289,575
  2,500    Foster Wheeler Corp.                          109,844
  2,300    Kaufman & Broad Home Corp.                     49,881
  1,400    Pulte Corp.                                    53,550
                                                    ------------
                                                         502,850
----------------------------------------------------------------
Containers--0.2%
  1,800    Ball Corp.                                     62,663
  3,400    Bemis, Inc.                                   152,150
  8,400    Crown Cork & Seal, Inc.(a)                    387,450
  9,200    Owens-Illinois, Inc.(a)                       312,225
                                                    ------------
                                                         914,488

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-50

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Cosmetics & Soaps--2.4%
  3,400    Alberto-Culver Co.                       $    103,488
  8,700    Avon Products, Inc.                           539,400
  6,700    Clorox Co.                                    496,637
 19,100    Colgate-Palmolive Co.                       1,331,031
 36,400    Gillette Co.                                3,141,775
  7,050    International Flavors & Fragrances
             Inc.                                        345,450
 87,900    Procter & Gamble Co.                        6,070,594
                                                    ------------
                                                      12,028,375
----------------------------------------------------------------
Diversified Gas--0.1%
  6,700    Coastal Corp.                                 410,375
  1,500    Eastern Enterprises, Inc.                      55,969
  3,200    NICOR Inc.                                    120,000
  1,900    Oneok Inc.                                     61,987
                                                    ------------
                                                         648,331
----------------------------------------------------------------
Drugs & Medical Supplies--9.3%
 50,000    Abbott Laboratories                         3,196,875
  4,300    Allergan, Inc.                                155,606
  5,400    ALZA Corp.(a)                                 156,600
 42,300    American Home Products Corp.                3,087,900
 17,300    Amgen, Inc.(a)                                829,319
  3,700    Bard (C.R.), Inc.                             125,569
  3,600    Bausch & Lomb, Inc.                           145,800
 18,200    Baxter International, Inc.                    950,950
  8,100    Becton Dickinson & Co.                        387,787
  7,200    Biomet, Inc.(a)                               172,800
 12,500    Boston Scientific Corp.(a)                    689,844
 64,700    Bristol-Myers Squibb Co.                    5,353,925
  7,100    Cardinal Health, Inc.                         504,100
 36,100    Eli Lilly & Co                              4,347,794
  9,600    Guidant Corp.                                 537,600
 86,600    Johnson & Johnson Co.                       4,990,325
  4,800    Mallinckrodt, Inc.                            172,800
 30,800    Medtronic, Inc.                             1,447,600
 78,500    Merck & Co., Inc.                           7,845,094
 83,900    Pfizer, Inc.                                5,039,244
 33,155    Pharmacia & Upjohn, Inc.                 $  1,210,157
 47,600    Schering- Plough Corp.                      2,451,400
  5,700    St. Jude Medical, Inc.(a)                     199,856
  4,800    United States Surgical Corp.                  140,100
 17,600    Warner Lambert Co.                          2,374,900
                                                    ------------
                                                      46,513,945
----------------------------------------------------------------
Electronics--4.8%
  9,100    Advanced Micro Devices, Inc.(a)               296,319
 14,184    AMP Inc.                                      759,730
  8,000    Apple Computer, Inc.                          173,500
  3,200    Data General Corp.(a)                          85,200
 10,100    Digital Equipment Corp. (a)                   437,456
  3,000    EG&G, Inc.                                     62,063
 29,000    Emerson Electric Co.                        1,671,125
  5,200    Harris Corp.                                  237,900
 67,600    Hewlett-Packard Co.                         4,702,425
106,200    Intel Corp.                                 9,803,587
  9,400    LSI Logic Corp.(a)                            301,975
 38,700    Motorola, Inc.                              2,781,562
  9,200    National Semiconductors Corp.(a)              377,200
  3,000    Perkin-Elmer Corp.                            219,188
  6,800    Tandy Corp.                                   228,650
  2,200    Tektronix, Inc.                               148,363
 12,400    Texas Instruments Inc.                      1,675,550
  3,400    Thomas & Betts Corp.                          185,725
                                                    ------------
                                                      24,147,518
----------------------------------------------------------------
Environmental Services--0.3%
 20,700    Laidlaw Inc. (Class B stock)                  309,206
 29,100    Waste Management Inc.                       1,016,681
                                                    ------------
                                                       1,325,887
----------------------------------------------------------------
Financial Services--3.8%
 30,500    American Express Co.                        2,497,188
  3,500    Beneficial Corp.                              266,656
  6,900    Block (H&R), Inc.                             266,513
 17,400    Charles Schwab Corp.                          622,050

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-51

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
  7,200    Countrywide Mortgage Investments, Inc.   $    262,350
  9,900    Equifax Inc.                                  311,231
 45,000    Federal Home Loan Mortgage Corp.            1,586,250
 69,000    Federal National Mortgage Assn.             3,243,000
 29,300    First Data Corp.                            1,100,581
  8,700    Green Tree Financial Corp.                    408,900
  6,900    Household International Corp.                 780,994
  2,800    MBIA, Inc.                                    351,225
 21,538    MBNA Corp.                                    872,269
 21,500    Merrill Lynch & Co., Inc.                   1,595,031
 37,971    Morgan Stanley, Dean Witter, Discover
             & Co.                                     2,052,807
  7,100    Salomon, Inc.                                 533,831
 12,450    SunAmerica, Inc.                              487,884
  4,350    Transamerica Corp.                            432,825
 16,310    Washington Mutual, Inc.                     1,137,623
                                                    ------------
                                                      18,809,208
----------------------------------------------------------------
Food & Beverage--2.3%
 36,356    Archer-Daniels-Midland Co.                    870,265
 29,900    Campbell Soup Co.                           1,465,100
 15,500    ConAgra, Inc.                               1,023,000
  9,300    CPC International, Inc.                       861,412
  2,000    Fleming Cos., Inc.                             36,625
 10,450    General Mills, Inc.                           720,397
  4,000    Giant Foods, Inc.                             130,250
 24,200    H.J. Heinz Co.                              1,117,737
  9,300    Hershey Foods Corp.                           525,450
 26,800    Kellogg Co.                                 1,128,950
  9,000    Quaker Oats Co.                               453,375
  6,900    Ralston Purina Co.                            610,650
 31,300    Sara Lee Corp.                              1,611,950
 11,500    Sysco Corp.                                   424,781
  7,500    Wm. Wrigley Jr. Co.                           564,844
                                                    ------------
                                                      11,544,786
----------------------------------------------------------------
Forest Products--1.4%
  3,700    Boise Cascade Corp.                           155,631
  6,100    Champion International Corp.                  371,719
 12,300    Fort James Corp.                         $    563,494
  5,850    Georgia-Pacific Corp.                         610,594
 19,716    International Paper Co.                     1,085,612
 36,516    Kimberly-Clark Corp.                        1,787,002
  7,100    Louisiana-Pacific Corp.                       177,500
  3,300    Mead Corp.                                    238,425
  1,700    Potlatch Corp.                                 85,531
  6,800    Stone Container Corp.                         105,825
  3,700    Temple Inland Inc.                            236,800
  4,500    Union Camp Corp.                              277,594
  6,400    Westvaco Corp.                                230,800
 12,900    Weyerhaeuser Co.                              765,937
  7,000    Willamette Industries, Inc.                   267,750
                                                    ------------
                                                       6,960,214
----------------------------------------------------------------
Gas Pipelines--0.4%
 10,218    Cinergy Corp.                                 341,664
  3,600    Columbia Gas System, Inc.(a)                  252,000
  6,000    Consolidated Natural Gas Co.                  349,125
 19,400    Enron Corp.                                   746,900
  2,100    Peoples Energy Corp.                           79,144
 10,300    Williams Cos., Inc.                           482,169
                                                    ------------
                                                       2,251,002
----------------------------------------------------------------
Hospital Management--0.8%
  7,000    Beverly Enterprises, Inc.(a)                  121,625
 43,528    Columbia/HCA Healthcare Corp.               1,251,430
 22,000    Healthsouth Corp.(a)                          587,125
 11,000    Humana, Inc.(a)                               261,938
  4,300    Manor Care, Inc.                              142,975
 16,100    Service Corp. International                   518,219
  1,400    Shared Medical Systems Corp.                   74,025
 19,300    Tenet Healthcare Corp.(a)                     562,112
 12,100    United Healthcare Corp.                       605,000
                                                    ------------
                                                       4,124,449

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-52

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Housing Related--0.6%
  2,800    Armstrong World Industries, Inc.         $    187,775
  1,800    Centex Corp.                                  105,075
  2,200    Fleetwood Enterprises, Inc.                    73,838
 11,000    Lowe's Companies, Inc.                        427,625
 10,700    Masco Corp.                                   490,194
  6,300    Maytag Corp.                                  214,987
  3,500    Owens Corning Fiberglas Corp. (a)             127,750
  5,300    Pioneer Hi-Bred International, Inc.           482,300
  6,000    Stanley Works                                 258,000
  4,100    Tupperware Corp.                              115,312
  4,800    Whirlpool Corp.                               318,300
                                                    ------------
                                                       2,801,156
----------------------------------------------------------------
Insurance--4.2%
  9,700    Aetna Life & Casualty Co.                     789,944
 28,574    Allstate Corp.                              2,296,635
 16,115    American General Corp.                        835,966
 45,568    American International Group, Inc.          4,702,048
 10,650    Aon Corp.                                     563,119
 11,400    Chubb Corp.                                   810,112
  4,750    CIGNA Corp.                                   884,687
 12,200    Conseco, Inc.                                 595,512
  5,200    General Re Corp.                            1,032,200
  7,700    ITT Hartford Group Inc.                       662,681
  4,625    Jefferson-Pilot Corp.                         365,375
  6,800    Lincoln National Corp.                        473,450
 10,800    Marsh & McLennan Cos.                         827,550
  7,500    MGIC Investment Corp.                         429,844
  4,700    Progressive Corp.                             503,488
  8,000    SAFECO Corp.                                  424,000
  5,400    St. Paul Cos, Inc.                            440,438
  8,900    Torchmark Corp.                               349,325
 41,761    Travelers, Inc.                             2,850,188
  8,900    UNUM Corp.                                    406,063
  7,200    USF&G Corp.                                   165,150
 10,400    Wachovia Corp.                                748,800
                                                    ------------
                                                      21,156,575
----------------------------------------------------------------
Leisure--1.1%
  6,300    Brunswick Corp.                          $    222,075
  6,600    Harrah's Entertainment Inc.(a)                148,088
  8,000    Hasbro, Inc.                                  225,000
  7,600    ITT Corp. (New)                               514,900
  2,600    King World Productions, Inc.(a)               112,450
 18,987    Mattel, Inc.                                  628,944
 11,600    Mirage Resorts, Inc. (a)                      349,450
 43,692    Walt Disney Co.                             3,522,667
                                                    ------------
                                                       5,723,574
----------------------------------------------------------------
Lodging--0.4%
 10,500    HFS, Inc.(a)                                  781,594
 16,400    Hilton Hotels Corp.                           552,475
  8,200    Marriott International, Inc.(a)               582,712
                                                    ------------
                                                       1,916,781
----------------------------------------------------------------
Machinery--1.2%
  1,400    Briggs & Stratton Corp.                        69,213
  4,800    Case Corp.                                    319,800
 24,500    Caterpillar Inc.                            1,321,469
  2,400    Cincinnati Milacron, Inc.                      64,500
  8,000    Cooper Industries, Inc.                       432,500
 16,600    Deere & Co.                                   892,250
  7,300    Dover Corp.                                   495,487
  5,000    Eaton Corp.                                   461,875
  3,300    Harnischfeger Industries, Inc.                141,075
 10,700    Ingersoll-Rand Co.                            460,769
  5,104    PACCAR Inc.                                   285,824
  7,325    Parker Hannifin Corp.                         329,625
  3,950    Snap-On Inc.                                  181,947
  9,600    Thermo Electron Corp.(a)                      384,000
  4,100    Timken Co.                                    164,256
                                                    ------------
                                                       6,004,590
----------------------------------------------------------------
Media--1.7%
 22,750    Comcast Corp.                                 585,813
  9,400    Donnelley (R.R.) & Sons, Co.                  335,463

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-53

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media (cont'd.)
  6,200    Dow Jones & Co., Inc.                    $    289,850
 11,400    Dun & Bradstreet Corp.                        323,475
  9,150    Gannett Co., Inc.                             987,628
  7,950    Interpublic Group of Companies, Inc.          407,934
  6,000    Knight-Ridder, Inc.                           327,750
  6,300    McGraw Hill Cos., Inc.                        426,431
  3,400    Meredith Corp.                                112,625
  5,900    New York Times Co.                            309,750
 36,400    Time Warner, Inc.                           1,972,425
  6,200    Times Mirror Co.                              340,613
  7,700    Tribune Co.                                   410,506
 39,000    U.S. West Media Group                         870,187
 22,739    Viacom, Inc.(a)                               719,121
                                                    ------------
                                                       8,419,571
----------------------------------------------------------------
Mineral Resources--0.5%
  2,600    ASARCO Inc.                                    83,200
 23,900    Barrick Gold Corp.                            591,525
  6,150    Cyprus Amax Minerals Co.                      147,600
  9,700    Echo Bay Mines, Ltd.                           55,169
 12,900    Freeport-McMoran Copper & Gold, Inc.          371,681
  9,800    Homestake Mining Co.                          150,063
 10,800    INCO, Ltd.                                    270,675
 10,037    Newmont Mining Corp.                          451,038
  4,200    Phelps-Dodge Corp.                            326,025
 15,900    Placer Dome, Inc.                             304,087
                                                    ------------
                                                       2,751,063
----------------------------------------------------------------
Miscellaneous Basic Industry--5.0%
 11,900    Applied Materials, Inc.(a)                  1,133,475
 13,900    Browning-Ferris Industries, Inc.              529,069
 11,000    Cognizant Corp.                               448,250
  2,900    Crane Co.                                     119,263
  4,100    Ecolab, Inc.                                  199,106
  2,450    FMC Corp.(a)                                  217,438
 11,500    Fortune Brands, Inc.                          387,406
212,900    General Electric Co.                       14,490,506
  3,200    General Signal Corp.                     $    138,400
  3,300    Grainger (W.W.) Inc.                          293,700
 16,200    Illinois Tool Works, Inc.                     810,000
  8,100    ITT Industries Inc.                           268,819
  7,400    Loews Corp.                                   835,737
  2,900    Millipore Corp.                               142,463
    500    NACCO Industries, Inc.                         58,781
  8,033    Pall Corp.                                    173,212
 11,600    PPG Industries, Inc.                          727,175
 10,700    Textron, Inc.                                 695,500
  8,100    TRW Inc.                                      444,487
 17,300    Tyco International Ltd.                     1,419,681
 42,000    Westinghouse Electric Corp.                 1,136,625
                                                    ------------
                                                      24,669,093
----------------------------------------------------------------
Miscellaneous Consumer Growth--1.6%
  5,100    American Greetings Corp.                      188,063
  5,900    Black & Decker Corp.                          219,775
 14,800    Corning, Inc.                                 699,300
 21,400    Eastman Kodak Co.                           1,389,662
  2,200    Jostens, Inc.                                  59,675
 27,000    Minnesota Mining & Manufacturing Co.        2,497,500
  2,700    Polaroid Corp.                                138,206
  9,400    Rubbermaid, Inc.                              240,288
 10,400    Unilever N.V.                               2,211,300
  6,300    Whitman Corp.                                 171,675
                                                    ------------
                                                       7,815,444
----------------------------------------------------------------
Office Equipment & Supplies--2.9%
  6,800    Avery Dennison Corp.                          272,000
 49,232    Compaq Computer Corp.(a)                    3,680,092
  8,300    Honeywell, Inc.                               557,656
  9,000    Ikon Office Solutions Inc.                    230,063
 64,200    International Business Machines Corp.       6,801,187
  9,400    Pitney Bowes, Inc.                            781,963
 10,900    Unisys Corp.(a)                               166,906
 20,950    Xerox Corp.                                 1,763,728
                                                    ------------
                                                      14,253,595

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-54

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum--7.8%
  5,900    Amerada Hess Corp.                       $    363,956
 32,000    Amoco Corp.                                 3,084,000
  3,900    Anadarko Petroleum Corp.                      280,069
  5,900    Apache Corp.                                  252,962
  4,600    Ashland Oil, Inc.                             250,125
 20,800    Atlantic Richfield Co.                      1,777,100
  7,900    Burlington Resources Inc.                     405,369
 42,500    Chevron Corp.                               3,535,469
  5,998    Enserch Exploration, Inc. (a)                  53,982
161,000    Exxon Corp.                                10,314,062
  3,000    Kerr-McGee Corp.                              206,438
  2,200    Louisiana Land & Exploration Co.              172,288
 51,200    Mobil Corp.                                 3,788,800
  2,558    Monterey Resources, Inc.                       53,723
 21,500    Occidental Petroleum Corp.                    557,656
  2,900    Pennzoil Co.                                  231,094
 17,100    Phillips Petroleum Co.                        882,787
139,200    Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                             7,725,600
  4,900    Sun Co., Inc.                                 214,681
 11,000    Tenneco, Inc.                                 526,625
 34,400    Texaco Inc.                                 2,113,450
 16,760    Union Pacific Resources Group, Inc.           438,902
 16,300    Unocal Corp.                                  704,975
 18,900    USX Marathon Corp                             702,844
                                                    ------------
                                                      38,636,957
----------------------------------------------------------------
Petroleum Services--1.2%
 10,800    Baker Hughes, Inc.                            472,500
 11,600    Dresser Industries, Inc.                      498,800
 16,500    Halliburton Co.                               858,000
  1,700    Helmerich & Payne, Inc.                       136,000
  3,300    McDermott International, Inc.                 120,450
  6,800    Oryx Energy Co.(a)                            172,975
 28,500    PG&E Corp.                                    660,844
  5,600    Rowan Cos., Inc.(a)                           199,500
 32,100    Schlumberger, Ltd.                          2,702,419
  5,500    Sonat Inc.                                    279,812
  3,400    Western Atlas, Inc.(a)                   $    299,200
                                                    ------------
                                                       6,400,500
----------------------------------------------------------------
Precious Metals--0.0%
 15,200    Battle Mountain Gold Co.                      109,250
----------------------------------------------------------------
Railroads--0.7%
 10,065    Burlington Northern Inc.                      972,531
 14,100    CSX Corp.                                     824,850
  8,100    Norfolk Southern Corp.                        836,325
 16,100    Union Pacific Corp.                         1,008,262
                                                    ------------
                                                       3,641,968
----------------------------------------------------------------
Restaurants--0.5%
  9,950    Darden Restaurants Inc.                       115,047
 44,700    McDonald's Corp.                            2,128,837
  8,600    Wendy's International, Inc.                   182,750
                                                    ------------
                                                       2,426,634
----------------------------------------------------------------
Retail--4.8%
 16,100    Albertson's, Inc.                             561,487
 17,500    American Stores Co.                           426,563
 10,000    AutoZone, Inc.(a)                             300,000
  6,200    Charming Shoppes, Inc.                         38,169
  6,200    Circuit City Stores, Inc.                     249,938
 11,300    CVS Corp.                                     642,687
 14,000    Dayton Hudson Corp.                           839,125
  7,500    Dillard Department Stores, Inc.               328,594
 13,800    Federated Department Stores, Inc.(a)          595,125
 17,900    Gap, Inc.                                     896,119
  2,600    Great Atlantic & Pacific Tea Co., Inc.         82,550
  4,800    Harcourt General, Inc.                        237,900
 47,449    Home Depot, Inc.                            2,473,279
 30,900    Kmart Corp.                                   432,600
 16,700    Kroger Co.(a)                                 504,131
 17,688    Limited, Inc.                                 432,251
  4,800    Liz Claiborne, Inc.                           263,700

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-55

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
 16,000    J.C. Penney, Inc.                        $    932,000
  2,600    Longs Drug Stores Corp.                        69,388
 15,400    May Department Stores Co.                     839,300
  2,300    Mercantile Stores, Inc.                       144,756
 10,600    Newell Co.                                    424,000
 18,500    Nike, Inc. (Class B)                          980,500
  5,100    Nordstrom, Inc.                               325,125
  4,000    Pep Boys - Manny, Moe & Jack                  109,000
 13,852    Price Costco, Inc.(a)                         521,181
  3,600    Reebok International, Ltd.                    175,275
  7,800    Rite-Aid Corp.                                432,412
 25,500    Sears, Roebuck & Co.                        1,451,906
 11,200    Sherwin-Williams Co.                          329,700
  2,000    Stride Rite Corp.                              27,125
  3,800    Supervalu, Inc.                               149,150
 10,300    TJX Companies, Inc.                           314,794
 18,800    Toys 'R' Us. Inc.(a)                          667,400
147,000    Wal-Mart Stores, Inc.                       5,383,875
 31,900    Walgreen Co.                                  817,437
  9,600    Winn-Dixie Stores, Inc.                       340,200
  8,400    Woolworth Corp.                               185,850
                                                    ------------
                                                      23,924,592
----------------------------------------------------------------
Rubber--0.2%
  3,500    B.F. Goodrich Co.                             158,375
  5,400    Cooper Tire & Rubber                          143,437
 10,200    Goodyear Tire & Rubber Co.                    701,250
                                                    ------------
                                                       1,003,062
----------------------------------------------------------------
Steel--0.2%
 11,472    Allegheny Teldyne, Inc.                       328,386
  5,600    Armco Inc.(a)                                  33,600
  7,000    Bethlehem Steel Corp.(a)                       72,188
  3,100    Inland Steel Industries, Inc.                  67,813
  5,900    Nucor Corp.                                   310,856
  5,500    USX Corp. - U.S. Steel Group                  191,125
  6,350    Worthington Industries, Inc.                  128,587
                                                    ------------
                                                       1,132,555
----------------------------------------------------------------
Telecommunications--2.2%
 12,000    Alltel Corp.                             $    414,000
  5,987    Andrew Corp.(a)                               156,785
  6,300    Clear Channel Communications, Inc.(a)         408,712
  7,400    DSC Communications Corp.(a)                   199,338
 10,700    Frontier Corp.                                246,100
 41,770    Lucent Technologies, Inc.                   3,399,034
 44,900    MCI Communications Corp.                    1,318,937
  9,500    NexLevel Systems, Inc.(a)                     159,125
 17,000    Northern Telecom Ltd.                       1,766,937
  4,800    Scientific Atlanta, Inc.                      108,600
 28,000    Sprint Corp.                                1,400,000
 34,000    Tele-Communications, Inc.(a)                  697,000
 12,000    Tellabs, Inc.(a)                              618,000
                                                    ------------
                                                      10,892,568
----------------------------------------------------------------
Textiles--0.2%
  5,000    Fruit of the Loom, Inc.(a)                    140,625
  3,100    National Service Industries, Inc.             136,206
  2,500    Russell Corp.                                  73,594
  1,500    Springs Industries, Inc.                       78,750
  4,200    V.F. Corp.                                    389,025
                                                    ------------
                                                         818,200
----------------------------------------------------------------
Tobacco--1.4%
157,350    Phillip Morris Cos., Inc.                   6,539,859
 11,900    UST, Inc.                                     363,694
                                                    ------------
                                                       6,903,553
----------------------------------------------------------------
Trucking & Shipping--0.2%
  2,800    Caliber System Inc.                           151,900
  7,500    Federal Express Corp.(a)                      600,000
  4,800    Ryder System, Inc.                            172,500
                                                    ------------
                                                         924,400

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-56

Portfolio of Investments as of                PRUDENTIAL DRYDEN FUND
September 30, 1997                            PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utility-Communications--5.1%
 32,600    AirTouch Communications.(a)              $  1,155,262
 35,700    Ameritech Corp.                             2,374,050
105,500    AT&T Corp.                                  4,674,969
 50,058    Bell Atlantic Corp.                         4,026,573
 64,300    BellSouth Corp.                             2,973,875
 62,200    GTE Corp.                                   2,822,325
     41    Netscape Communications Corp.                   1,476
 59,646    SBC Communications Inc.                     3,660,800
 31,100    U.S. West Communications Group              1,197,350
 14,000    Unicom Corp.                                  327,250
 59,000    WorldCom Inc.(a)                            2,087,125
                                                    ------------
                                                      25,301,055
----------------------------------------------------------------
Utilities - Electric--2.1%
 12,200    American Electric Power, Inc.                 555,100
  9,900    Baltimore Gas & Electric Co.                  274,725
  9,800    Carolina Power & Light Co.                    352,187
 13,700    Central & South West Corp.                    303,969
 15,300    Consolidated Edison Co.                       520,200
 12,300    Dominion Resources, Inc.                      465,862
  9,700    DTE Energy Co.                                295,244
 23,497    Duke Power Co.                              1,161,633
 26,200    Edison International                          661,550
 15,700    Entergy Corp.                                 409,181
 12,000    FPL Group, Inc.                               615,000
  7,800    General Public Utilities Corp.                279,825
 18,822    Houston Industries, Inc.                      409,380
  8,300    Niagara Mohawk Power Corp.                     79,369
  4,700    Northern States Power Co.                     233,825
  9,700    Ohio Edison Co.                               227,344
  5,300    Pacific Enterprises                           179,538
 19,300    Pacificorp                                    431,837
 14,600    PECO Energy Co.                               342,188
 10,400    PP & L Resources Inc.                         227,500
 15,000    Public Service Enterprise Group          $    386,250
 44,000    Southern Co.                                  992,750
 15,600    Texas Utilities Co.                           561,600
  6,900    Union Electric Co.                            265,219
                                                    ------------
                                                      10,231,276
           Total common stocks
             cost $361,151,805)                      477,215,780
Principal Amount
(000)
SHORT-TERM INVESTMENTS--3.8%
----------------------------------------------------------------
U.S. Government Securities--0.2%
 $1,200(b) United States Treasury Bill,
             4.94%, 12/18/97
             (cost $1,187,156)                      $  1,187,156
                                                    ------------
----------------------------------------------------------------
Repurchase Agreement--3.6%
 17,665    Joint Repurchase Agreement Account,
             6.127%, 10/01/97(Note 4)
             (cost $17,665,000)                       17,665,000
                                                    ------------
           Total short-term investments
             (cost $18,852,156)                       18,852,156
----------------------------------------------------------------
Total Investments--99.6%
           (cost $380,003,961; Note 3)               496,067,937
           Other assets in excess of
             liabilities--0.4%                         1,939,428
                                                    ------------
           Net Assets--100%                         $498,007,365
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-57

                                             PRUDENTIAL DRYDEN FUND
Statement of Assets and Liabilities          PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------
Investments, at value (cost $380,003,961)...............................................................         $496,067,937
Cash....................................................................................................               30,824
Receivable for Fund shares sold.........................................................................            3,445,272
Dividends and interest receivable.......................................................................              679,433
Receivable due from Manager.............................................................................              324,620
Deferred expenses and other assets......................................................................                6,756
                                                                                                                 ------------
   Total assets.........................................................................................          500,554,842
                                                                                                                 ------------
Liabilities
Payable for Fund shares reacquired......................................................................            1,534,340
Payable for investments purchased.......................................................................              773,483
Due to broker - variation margin........................................................................              126,875
Accrued expenses........................................................................................              112,779
                                                                                                                 ------------
   Total liabilities....................................................................................            2,547,477
                                                                                                                 ------------
Net Assets..............................................................................................         $498,007,365
                                                                                                                 ------------
                                                                                                                 ------------
Net assets were comprised of:
   Shares of beneficial interest........................................................................         $     22,775
   Paid-in capital in excess of par.....................................................................          367,445,134
                                                                                                                 ------------
                                                                                                                  367,467,909
   Undistributed net investment income..................................................................            4,093,229
   Accumulated net realized gain on investments.........................................................           10,104,301
   Net unrealized appreciation on investments and futures contracts.....................................          116,341,926
                                                                                                                 ------------
Net assets, September 30, 1997..........................................................................         $498,007,365
                                                                                                                 ------------
                                                                                                                 ------------
Class I:
   Net asset value and redemption price per share
      ($312,127,196 / 14,272,607 shares of beneficial interest issued and outstanding)..................                $21.87
                                                                                                                        ------
                                                                                                                        ------
Class Z:
   Net asset value and redemption price per share
      ($185,880,172 / 8,502,702 shares of beneficial interest issued and outstanding)...................               $21.86
                                                                                                                       -------
                                                                                                                       -------

--------------------------------------------------------------------------------


See Notes to Financial Statements.     B-58

PRUDENTIAL DRYDEN FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1997
                                               ------------------
Income
   Dividends (net of foreign withholding
      taxes of $33,846).....................      $  5,174,932
   Interest.................................         1,214,412
                                                  ------------
      Total income..........................         6,389,344
                                                  ------------
Expenses
   Management fee...........................           921,557
   Transfer agent's fees and expenses...               367,000
   Reports to shareholders..................           280,000
   Custodian's fees and expenses........               176,000
   Registration fees........................           136,000
   Legal fees...............................            30,000
   Audit fees...............................            15,000
   Administration fee.......................            26,557
   Organization expense.....................            13,385
   Trustees' fees.......................                11,250
   Miscellaneous............................            14,572
                                                  ------------
      Total expenses........................         1,991,321
Less: Expense subsidy (Note 2)..............          (681,561)
                                                  ------------
      Net expenses..........................         1,309,760
                                                  ------------
Net investment income.......................         5,079,584
                                                  ------------
Realized and Unrealized Gain
on Investments
Net realized gain on:
   Investment transactions..................         6,467,755
   Financial futures contracts..............         4,079,275
                                                  ------------
                                                    10,547,030
                                                  ------------
Net change in unrealized appreciation on:
   Investments..............................        80,065,453
   Financial futures contracts..............           261,725
                                                  ------------
                                                    80,327,178
                                                  ------------
Net gain on investments.....................        90,874,208
                                                  ------------
Net Increase in Net Assets
Resulting from Operations...................      $ 95,953,792
                                                  ------------
                                                  ------------

PRUDENTIAL DRYDEN FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended September 30,
                                      ------------------------
in Net Assets                           1997             1996
                                      --------         --------
Operations
   Net investment income.........  $    5,079,584    $   2,743,808
   Net realized gain on
      investment transactions....      10,547,030        1,791,564
   Net change in unrealized
      appreciation on
      investments................      80,327,178       20,293,266
                                   --------------    -------------
   Net increase in net assets
      resulting from
      operations.................      95,953,792       24,828,638
                                   --------------    -------------
Dividends and distributions
   Dividends to shareholders from
      net investment income......      (3,111,526)      (2,181,628)
                                   --------------    -------------
   Distributions to shareholders
      from net realized gains....      (1,795,111)      (4,441,170)
                                   --------------    -------------
Fund share transactions
   Net proceeds from shares
      sold.......................     447,194,409      113,692,034
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions..............       4,906,633        6,622,798
   Cost of shares reacquired.....    (229,519,348)     (56,086,722)
                                   --------------    -------------
   Net increase in net assets
      from Fund share
      transactions...............     222,581,694       64,228,110
                                   --------------    -------------
Net increase.....................     313,628,849       82,433,950
Net Assets
Beginning of year................     184,378,516      101,944,566
                                   --------------    -------------
End of year......................  $  498,007,365    $ 184,378,516
                                   --------------    -------------
                                   --------------    -------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-59

                                               PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS                  PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Prudential Dryden Fund (the "Company") is registered under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of six separate funds, one of which is the Prudential Stock Index Fund (the "Fund"). Prior to October 30,
1996 the Company was named The Prudential Institutional Fund and prior to September 20, 1996 it consisted of seven separate funds (the
"Funds"), five of which were reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see Note 6).

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or NASDAQ are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadvisers, does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
--------------------------------------------------------------------------------

                                                   PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS                      PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over a period of sixty months from the date each of the Funds commenced investment operations.

------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund had a management agreement with Prudential Institutional Fund Management, Inc. through October 30, 1996. Pursuant to this agreement, Prudential Institutional Fund Management, Inc. had responsibility for all investment advisory services and supervised the subadviser's performance of such services.

Prudential Institutional Fund Management, Inc. had a subadvisory agreement with The Prudential Investment Corporation ("PIC") through October
30, 1996. PIC furnished investment advisory services in connection with the management of the Fund. Prudential Institutional Fund Management, Inc. paid for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund paid for all other costs and expenses.

Through October 30, 1996 the management fee paid Prudential Institutional Fund Management, Inc. was computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund. Effective October 31, 1996 the management fee paid Prudential Investments Fund Management LLC
("PIFM") is computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund.

Effective October 31, 1996 the Fund entered into a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has entered into a subadvisory agreement with PIC. PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous agreement. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees.

Effective May 1, 1997 PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .40% of the average net assets for Class Z shares of the Fund. Effective August 1, 1997 PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .30% of the average net assets for Class I shares of the Fund. For the year ended September 30, 1997, PIFM subsidized $681,561 of the expenses of the Fund (.226% of the average net assets of the Fund/$.030 per share).

The Fund had an administration agreement with PIFM through October 30, 1996. The administration fee paid PIFM was computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PIFM furnished to the Fund such services as the Fund required in connection with the administration of the Fund's business affairs. PIFM also provided certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Service LLC ("PMFS"). For such services, PMFS was paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PIFM. Upon termination of the administration agreement, PMFS entered into a separate transfer agency agreement directly with the Fund.

Effective October 31, 1996 Prudential Securities Incorporated
("PSI") became the distributor of the Fund's shares. Under the distribution agreement, PSI incurs the expenses of distributing the Fund's shares, none of which is reimbursed by or paid for by the Fund.

Prudential Institutional Fund Management, Inc., PIC, PIFM and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

                                             PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS                PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Fund, along with other affiliated registered investment companies (the "funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the funds.

------------------------------------------------------------
NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 aggregated $230,411,073 and $12,947,978, respectively.

On September 30, 1997, the Fund held 35 purchased financial futures contracts on the S&P 500 Index expiring December, 1997. The cost of such contracts was $16,425,800. The value of such contracts on September 30, 1997 was $16,703,750, thereby resulting in an unrealized gain of $277,950.

The cost basis of investments for federal income tax purposes is $380,054,009 and, accordingly, as of September 30, 1997, net unrealized appreciation for federal income tax purposes was $116,013,928 (gross unrealized appreciation--$117,543,776 gross unrealized depreciation--$1,529,848).

------------------------------------------------------------
NOTE 4. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1997, the Fund had a 1.31% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $17,665,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Credit Suisse First Boston Corp., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/1/97. The value of the collateral including accrued interest was $352,935,110.

Goldman, Sachs & Co., Inc., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/1/97. The value of the collateral including accrued interest was $347,820,010.

Morgan Stanley Dean Witter, Discover & Co., 6.15%, in the principal amount of $325,256,000, repurchase price $325,311,564, due 10/1/97. The value of the collateral including accrued interest was $331,761,960.

UBS Securities LLC, 6.06%, in the principal amount of $341,000,000, repurchase price $341,057,402, due 10/1/97. The value of the collateral including accrued interest was $347,821,030.

------------------------------------------------------------
NOTE 5. CAPITAL

The Fund offers Class I and Class Z shares. Class I shares are not subject to any sales or redemption charge and are offered to certain pension, profit sharing or other employee benefit plans qualified under Section 401, 457 or 403(b)(7) of the Internal Revenue Code. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value dividend into two classes, designated Class Z and Class I. Transactions in shares of beneficial interest during the fiscal year ended September 30, 1997 and the fiscal year ended September 30, 1996 were as follows:

Class I                               Shares          Amount
---------------------------------   -----------    -------------
Year ended September 30, 1997:
Shares sold......................     2,006,789    $  42,151,000
Shares issued in reinvestment of
  dividends and distributions....            --               --
Shares reacquired................    (1,553,190)     (33,405,742)
                                    -----------    -------------
Net increase in shares
  outstanding before exchange....       453,599        8,745,258
Shares issued upon exchange from
  Class Z........................    13,819,008      303,202,163
                                    -----------    -------------
Net increase in shares
  outstanding....................    14,272,607    $ 311,947,421
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Year ended September 30, 1997:
Shares sold......................    21,286,422    $ 405,043,409
Shares issued in reinvestment of
  dividends and distributions....       283,293        4,906,633
Shares reacquired................   (10,728,183)    (196,113,606)
                                    -----------    -------------
Net increase in shares
  outstanding before exchange....    10,841,532      213,836,436
Shares issued upon exchange to
  Class I........................   (13,819,008)    (303,202,163)
                                    -----------    -------------
Net increase in shares
  outstanding....................    (2,977,476)   $ (89,365,727)
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------

                                                 PRUDENTIAL DRYDEN FUND
Notes to Financial Statements                    PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Class Z                               Shares          Amount
---------------------------------   -----------    -------------
Year ended September 30, 1996:
Shares sold......................     7,589,233    $ 113,692,034
Shares issued in reinvestment of
  dividends and distributions....       467,712        6,622,798
Shares reacquired................    (3,745,568)     (56,086,722)
                                    -----------    -------------
Net increase in shares
  outstanding....................     4,311,377       64,228,110
                                    -----------    -------------
                                    -----------    -------------

Of the shares outstanding at September 30, 1997, PIFM and affiliates owned 5,390,369 shares of the Fund.

------------------------------------------------------------
NOTE 6. REORGANIZATION

On May 17, 1996, the Trustees of the Company approved an Agreement and Plan of Reorganization (the "Plan of Reorganization") for five other series of the Company. Each Plan of Reorganization was approved by applicable shareholders on September 7, 1996. This Fund approved a new manager, distributor and transfer agency agreements on October 30, 1996.

Under each Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund
("Series") were transferred at net asset value for equivalent value of Class Z shares of Prudential Jennison Series Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.

The Company's International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund, Inc. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.

Prudential Active Balanced Fund and the Fund remained a series of The Prudential Institutional Fund (renamed the Prudential Dryden Fund). Existing shareholders of Prudential Active Balanced Fund became Class Z shareholders and Prudential Active Balanced Fund began offering Classes A, B and C shares. The Fund offers Class I and Class Z shares. Effective October 30, 1996 these funds were managed by PIFM, PMFS provides transfer agency services and PSI acts as distributor.
--------------------------------------------------------------------------------

                                              PRUDENTIAL DRYDEN FUND
Financial Highlights                          PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                             Class Z                                     Class I
                                                 ----------------------------------------------------------------     ------------
                                                                                                     November 5,        August 1,
                                                                                                       1992(a)           1997(b)
                                                            Year Ended September 30,                   Through           Through
                                                 ----------------------------------------------     September 30,     September 30,
                                                   1997         1996         1995        1994           1993              1997
                                                 --------     --------     --------     -------     -------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $  16.06     $  14.22     $  11.27     $ 11.12        $ 10.00          $   21.87
                                                 --------     --------     --------     -------        -------          ---------
Income from investment operations:
Net investment income (c).....................        .46          .25          .23         .26            .23                .06
Net realized and unrealized gain on investment
   transactions...............................       5.75         2.44         2.97         .11            .94               (.06)
                                                 --------     --------     --------     -------        -------          ---------
  Total from investment operations............       6.21         2.69         3.20         .37           1.17                 --
                                                 --------     --------     --------     -------        -------          ---------
Less distributions:
Dividends from net investment income..........       (.26)        (.28)        (.22)       (.18)          (.05)                --
Distributions from net realized gains.........       (.15)        (.57)        (.03)       (.04)            --                 --
                                                 --------     --------     --------     -------        -------          ---------
  Total distributions.........................       (.41)        (.85)        (.25)       (.22)          (.05)                --
                                                 --------     --------     --------     -------        -------          ---------
Net asset value, end of period................   $  21.86     $  16.06     $  14.22     $ 11.27        $ 11.12          $   21.87
                                                 --------     --------     --------     -------        -------          ---------
                                                 --------     --------     --------     -------        -------          ---------
TOTAL RETURN(e)...............................     39.34%       19.72%       29.02%       3.33%          11.73%                 0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $185,881     $184,379     $101,945     $50,119        $27,142          $ 312,127
Average net assets (000)......................   $254,644     $142,540     $ 71,711     $38,098        $18,807            296,788
Ratios to average net assets:(c)
  Expenses....................................       .46%         .60%         .60%        .60%            .60%(d)         .30%(d)
  Net investment income.......................      1.66%        1.92%        2.55%       2.34%           2.41%(d)        1.73%(d)
Portfolio turnover rate.......................         5%           2%          11%          2%              1%                 5%
Average commission rate paid per share........   $ 0.0250     $ 0.0250          N/A         N/A            N/A          $  0.0250

(a) Commencement of investment operations.
(b) Commencement of offering of Class I shares
(c) Net of expense subsidy.
(d) Annualized.
(e) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-64

                                              PRUDENTIAL DRYDEN FUND
Report of Independent Accountants             PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Prudential Dryden Fund--Prudential Stock Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Dryden Fund--Prudential Stock Index Fund (the "Fund", one of the portfolios constituting Prudential Dryden Fund) (formerly The Prudential Institutional Fund--Prudential Stock Index Fund) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended September 30, 1996 and the financial highlights for the periods other than the year ended September 30, 1997 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 19, 1997
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE PRUDENTIAL
INSTITUTIONAL FUND-STOCK INDEX FUND:

We have audited the accompanying statement of changes in net assets of The Prudential Institutional Fund-Stock Index Fund for the year ended September 30, 1996, and the financial highlights for each of the years in the three year period ended September 30, 1996. This financial statement and these financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and these financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of The Prudential Institutional Fund-Stock Index Fund for the respective stated period in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
New York, New York
November 13, 1996

                                    APPENDIX

                S&P RATINGS, MOODY'S AND DUFF & PHELPS RATINGS

S&P RATINGS CORPORATE BOND RATINGS:

         AAA-Bonds rated AAA have the highest rating assigned by S&P Ratings to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

         Aaa-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

         Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DUFF & PHELPS BOND RATINGS:

         AAA-Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-Bonds rated A+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-Bonds rated BB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

         BB+, BB, BB-Bonds rated BB+, BB or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


         B+, B, B-Bonds rated B+, B or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


         CCC-Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD-Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

S&P COMMERCIAL PAPER RATINGS:

         Commercial paper rate A-1 by S&P Ratings indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATINGS:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DUFF & PHELPS COMMERCIAL PAPER RATINGS:

         Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment liquidity factor are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION


         The following terms are used in mutual fund investing.

ASSET ALLOCATION

         Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

         Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

         Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

         Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

         Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

         Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA


         The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

         This chart shows the long-term performance of various asset classes and the rate of inflation.

                                    [CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                  SMALL STOCKS                       $4,495.99
                  COMMON STOCKS                      $1,370.95
                  LONG-TERM BONDS                    $   33.73
                  TREASURY BILLS                     $   13.54
                  INFLATION                          $    8.87


Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

         Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.

         All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Fund's Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS




                       '87     '88      '89     '90     '91      '92     '93      '94      '95      '96
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)               2.0%    7.0%    14.4%    8.5%    15.3%    7.2%    10.7%    (3.4)%   18.4%    2.7%
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)          4.3%    8.7%    15.4%   10.7%    15.7%    7.0%     6.8%    (1.6)%   16.8%    5.4%
--------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)               2.6%    9.2%    14.1%    7.1%    18.5%    8.7%    12.2%    (3.9)%   22.3%    3.3%
--------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)               5.0%   12.5%     0.8%   (9.6)%   46.2%   15.8%    17.1%    (1.0)%   19.2%   11.4%
--------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)              35.2%    2.3%    (3.4)%  15.3%    16.2%    4.8%    15.1%     6.0%    19.6%    4.1%
--------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURN PERCENT        33.2    10.2     18.8    24.9     30.9    11.0     10.3      9.9      5.5     8.7
--------------------------------------------------------------------------------------------------------


1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through September 30, 1997. It does not represent the performance of any Prudential Mutual Fund.

Average Annual Total Returns of Major World Stock Markets 12/31/86-9/30/97 (in U.S. Dollars)

                                    [CHART]

                 HONG KONG                       23.7%
                 SWEDEN                          22.0%
                 NETHERLANDS                     21.3%
                 SPAIN                           21.0%
                 BELGIUM                         19.7%
                 SWITZERLAND                     17.5%
                 USA                             17.1%
                 UK                              17.0%
                 FRANCE                          16.1%
                 GERMANY                         12.3%
                 AUSTRIA                         10.0%
                 JAPAN                            8.8%



This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


                                    [CHART]

    Capital Appreciation and Reinvesting Dividends              $228,416
    Capital Appreciation Only                                   $ 80,463

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services Inc. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                   World Stock Market Capitalization By Region
                           World Total: $12.7 Trillion

                                    [CHART]
                   U.S.                                 34.6%
                   Pacific Basin                        20.1%
                   Europe                               42.6%
                   Canada                                2.7%

            Source: Morgan Stanley Capital International, September 30, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

         This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.





              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)





                                     (CHART)









----------------------


Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

         The following chart, although not relevant to share ownership in the Funds, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                    [CHART]


          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK AND BOND
                         indices Over the Past 20 Years
                              (12/31/76-12/31/96)*
         S&P 500                        37.6%              -7.2%
         EAFE                           69.9%             -23.2%
         Lehman Aggregate               32.6%              -2.9%
         "Best Returns Zone"
         With a Diversified Blend
         1/3 S&P 500 Index
         1/3 EAFE Index
         1/3 Lehman Aggregate Index


-------------------

*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


         Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


         The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

         Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures more than 1.2 million homes.

         Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pension & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

         Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)

         Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

         Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


         As of October 31, 1997, Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


         The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

         From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

-------------


(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1996.


                                     III-1

         Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

         High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase(3). Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

         Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

         Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

         Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

         Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

         Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

         Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

         Trading Data(4). On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities(6).

         Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.
----------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

         Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI(7).

         Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

         In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers(8).

         In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

         For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
















------------

(7)  As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an invdividual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3